UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934

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Asana, Inc.
(Name of Registrant as Specified In Its Charter)
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1550 BRYANT STREET, SUITE 200 | SAN FRANCISCO, CALIFORNIA 94103

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS Date ___________________ MONDAY JUNE 14, 2021 Time ___________________ 2:00 P.M. PACIFIC TIME Place ___________________ www. virtualshareholdermeeting .com/ASAN2021
Dear Stockholders of Asana, Inc.:
We cordially invite you to attend the 2021 annual meeting of stockholders, or the Annual Meeting, of Asana, Inc., a Delaware corporation, which will be held as a virtual meeting on Monday, June 14, 2021 at 2:00 p.m. Pacific Time. In light of public health concerns regarding the COVID-19 pandemic, to protect the health and safety of our stockholders and employees and facilitate stockholder participation in the Annual Meeting, this year, the Annual Meeting will be held through a live audio-only webcast at www.virtualshareholdermeeting.com/ASAN2021 where you will be able to submit questions and vote online.
We are holding the Annual Meeting for the following purposes, as more fully described in the accompanying proxy statement:

	1	To elect the three nominees for Class I directors to serve until the 2024 annual meeting of stockholders and until their successors are duly elected and qualified;

	2	To ratify the selection by the Audit Committee of the Board of Directors of PricewaterhouseCoopers LLP as the independent registered public accounting firm of the Company for its fiscal year ending January 31, 2022; and

	3	To transact such other business that may properly come before the Annual Meeting or any adjournments or postponements thereof.

Our board of directors has fixed the close of business on April 26, 2021 as the record date for the Annual Meeting, or the Record Date. Only stockholders of record on April 26, 2021 are entitled to notice of and to vote at the Annual Meeting. Further information regarding voting rights and the matters to be voted upon is presented in the accompanying proxy statement.
On or about May 3, 2021, we expect to mail to our stockholders a Notice of Internet Availability of Proxy Materials, or the Notice, containing instructions on how to access our proxy statement and annual report. The Notice provides instructions on how to vote via the Internet or by telephone and includes instructions on how to receive a paper copy of our proxy materials by mail.
YOUR VOTE IS IMPORTANT. Whether or not you plan to attend the Annual Meeting, we urge you to submit your vote via the Internet, telephone, or mail as soon as possible to ensure your shares are represented. For additional instructions on voting by telephone, or the Internet, please refer to your proxy card. Returning the proxy does not deprive you of your right to attend the Annual Meeting and to vote your shares at the Annual Meeting.
We appreciate your continued support of Asana.
By order of the Board of Directors,
Dustin Moskovitz
President, Chief Executive Officer, and Chair of the Board
San Francisco, California
May 3, 2021

Proxy Summary
The information provided in this Proxy Summary is for your convenience only and is merely a summary of the information contained in this proxy statement. You should read this entire proxy statement carefully. Information contained on, or that can be accessed through, our website is not intended to be incorporated by reference into this proxy statement and references to our website address in this proxy statement are inactive textual references only.

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS Date __________ MONDAY JUNE14, 2021 Time __________ 2:00 P.M. PACIFIC TIME	There are four ways to vote:

	• by Internet at www.proxyvote.com, 24 hours a day, seven days a week, until 11:59 p.m. Eastern Time on June 13, 2021 (have your Notice or proxy card in hand when you visit the website);	• by toll-free telephone until 11:59 p.m. Eastern Time on June 13, 2021 at 1-800-690-6903 (be sure to have your Notice or proxy card in hand when you call);	• by completing and mailing your proxy card so it is received prior to the Annual Meeting (if you received printed proxy materials);
• by attending and voting at the virtual Annual Meeting
by visiting www.virtualshareholdermeeting.com/ASAN2021, where stockholders may vote and submit questions (before and during) the Annual Meeting (have your proxy card in hand when you visit the website).

Our Board of Directors Recommendation:

Proposal 1	The election of Dustin Moskovitz, Sydney Carey, and Matthew Cohler as Class I directors.	Nominees receiving the largest number of votes “FOR” such nominees are elected as directors	FOR
Proposal 2	The ratification of the appointment of PricewaterhouseCoopers LLP as our independent registered public accounting firm for our fiscal year ending January 31, 2022.	Majority of votes present	FOR

Asana	1	2021 Proxy Statement

2021 Annual Meeting of Stockholders
Monday, June 14, 2021 at 2:00 P.M. Pacific Time
This proxy statement and the enclosed form of proxy are being provided to you in connection with the solicitation of proxies by our board of directors, referred to as the Board of Directors or the Board, for use at the 2021 annual meeting of stockholders of Asana, Inc., a Delaware corporation, referred to as the Company or Asana, and any postponements, adjournments, or continuations thereof, or the “Annual Meeting. The Annual Meeting will be held as a virtual meeting on Monday, June 14, 2021 at 2:00 p.m. Pacific Time via a live audio webcast on the internet at www.virtualshareholdermeeting.com/ASAN2021 where you will be able to listen to the meeting, submit questions, and vote online. The Notice of Internet Availability of Proxy Materials, or the Notice, containing instructions on how to access this proxy statement and our annual report is first being mailed on or about May 3, 2021 to all stockholders entitled to vote at the Annual Meeting.
A list of stockholders entitled to vote will be available for 10 days prior to the Annual Meeting at our headquarters, 1550 Bryant Street, Suite 200, San Francisco, California 94103. If you would like to view the stockholder list, please contact our Investor Relations department with an electronic mail message to ir@asana.com to schedule an appointment or for alternative arrangements to the extent office access is impracticable due to the recent COVID-19 pandemic. In addition, a list of stockholders of record will be available during the Annual Meeting for inspection by stockholders of record for any legally valid purpose related to the Annual Meeting at www.virtualshareholdermeeting.com/ASAN2021.
The information provided in the “question and answer” format below is for your convenience only and is merely a summary of the information contained in this proxy statement. You should read this entire proxy statement carefully. Information contained on, or that can be accessed through, our website is not intended to be incorporated by reference into this proxy statement and references to our website address in this proxy statement are inactive textual references only.
Questions and Answers Regarding this Solicitation and Voting at the Annual Meeting
What matters am I voting on?
You will be voting on:
1.the election of the three nominees for Class I directors to serve until our 2024 annual meeting of stockholders and until their successors are duly elected and qualified;
2.a proposal to ratify the selection by the Audit Committee of the Board of Directors of PricewaterhouseCoopers LLP as our independent registered public accounting firm for our fiscal year ending January 31, 2022; and
3.any other business as may properly come before the Annual Meeting or any adjournments or postponements thereof.

Asana	2	2021 Proxy Statement

QUESTIONS AND ANSWERS
How does the Board of Directors recommend I vote on these proposals?
Our Board of Directors recommends a vote:
•“FOR” the election of Dustin Moskovitz, Sydney Carey, and Matthew Cohler as Class I directors; and
•“FOR” the ratification of the appointment of PricewaterhouseCoopers LLP as our independent registered public accounting firm for our fiscal year ending January 31, 2022.
Who is entitled to vote?
Holders of either class of our common stock as of the close of business on April 26, 2021, the Record Date, may vote at the Annual Meeting. As of the Record Date, there were 91,683,835 shares of our Class A common stock outstanding and 71,785,101 shares of our Class B common stock outstanding. Our Class A common stock and Class B common stock will vote as a single class on all matters described in this proxy statement for which your vote is being solicited. Stockholders are not permitted to cumulate votes with respect to the election of directors. Each share of Class A common stock is entitled to one vote on each proposal and each share of Class B Common Stock is entitled to 10 votes on each proposal. Our Class A common stock and Class B common stock are collectively referred to in this proxy statement as our common stock.
Registered Stockholders. If shares of our common stock are registered directly in your name with our transfer agent, you are considered the stockholder of record with respect to those shares and the Notice was provided to you directly by us. As the stockholder of record, you have the right to grant your voting proxy directly to the individuals listed on the proxy card or to vote live at the Annual Meeting. Throughout this proxy statement, we refer to these registered stockholders as “stockholders of record.”
Street Name Stockholders. If shares of our common stock are held on your behalf in a brokerage account or by a bank or other nominee, you are considered to be the beneficial owner of shares that are held in “street name,” and the Notice was forwarded to you by your broker, bank, or other nominee, who is considered the stockholder of record with respect to those shares. As the beneficial owner, you have the right to direct your broker, bank, or other nominee as to how to vote your shares. Beneficial owners are also invited to attend the Annual Meeting. However, since a beneficial owner is not the stockholder of record, you may not vote your shares of our common stock live at the Annual Meeting unless you follow your broker, bank, or other nominee’s procedures for obtaining a legal proxy. If you request a printed copy of our proxy materials by mail, your broker, bank, or other nominee will provide a voting instruction form for you to use. Throughout this proxy statement, we refer to stockholders who hold their shares through a broker, bank, or other nominee as “street name stockholders.”
How many votes are needed for approval of each proposal?
•Proposal No.1. The election of directors requires a plurality of the voting power of the shares of our common stock present in person or by proxy at the Annual Meeting and entitled to vote thereon to be approved. “Plurality” means that the nominees who receive the largest number of votes cast “For” such nominees are elected as directors. As a result, any shares not voted “For” a particular nominee (whether as a result of stockholder abstention or a broker non-vote) will not be counted in such nominee’s favor and will have no effect on the outcome of the election. You may vote “For” or “Withhold” on each of the nominees for election as a director. Withheld votes and broker non-votes will have no effect on the outcome of this proposal.
•Proposal No. 2. The ratification of the appointment of PricewaterhouseCoopers LLP as our independent registered public accounting firm for our fiscal year ending January 31, 2022, requires the affirmative vote of a majority of the voting power of the shares of our common stock present in person or by proxy at the Annual Meeting and entitled

Asana	3	2021 Proxy Statement

QUESTIONS AND ANSWERS
to vote thereon to be approved. Abstentions are considered votes present and entitled to vote on this proposal, and thus, will have the same effect as a vote “Against” this proposal. Broker non-votes will have no effect on the outcome of this proposal.
What is a quorum?
A quorum is the minimum number of shares required to be present at the Annual Meeting to properly hold an annual meeting of stockholders and conduct business under our amended and restated bylaws and Delaware law. The presence, virtually or by proxy, of a majority of the voting power of all issued and outstanding shares of our common stock entitled to vote at the Annual Meeting will constitute a quorum at the Annual Meeting. Abstentions, withhold votes, and broker non-votes are counted as shares present and entitled to vote for purposes of determining a quorum.
How do I vote?
If you are a stockholder of record, there are four ways to vote:
•by Internet at www.proxyvote.com, 24 hours a day, seven days a week, until 11:59 p.m. Eastern Time on June 13, 2021 (have your Notice or proxy card in hand when you visit the website);
•by toll-free telephone until 11:59 p.m. Eastern Time on June 13, 2021 at 1-800-690-6903 (be sure to have your Notice or proxy card in hand when you call);
•by completing and mailing your proxy card so it is received prior to the Annual Meeting (if you received printed proxy materials);
•by attending and voting at the virtual Annual Meeting by visiting www.virtualshareholdermeeting.com/ASAN2021, where stockholders may vote and submit questions (before and during) the Annual Meeting (have your proxy card in hand when you visit the website).
Even if you plan to attend the Annual Meeting, we recommend that you also vote by proxy prior to the Annual Meeting so that your vote will be counted if you later decide not to attend the Annual Meeting.
If you are a street name stockholder, you will receive voting instructions from your broker, bank, or other nominee. You must follow the voting instructions provided by your broker, bank, or other nominee in order to direct your broker, bank, or other nominee on how to vote your shares. Street name stockholders should generally be able to vote by returning a voting instruction form, or by telephone or on the Internet. However, the availability of telephone and Internet voting will depend on the voting process of your broker, bank, or other nominee. As discussed above, if you are a street name stockholder, you may not vote your shares live at the Annual Meeting unless you obtain a legal proxy from your broker, bank, or other nominee.
Can I change my vote?
Yes. If you are a stockholder of record, you can change your vote or revoke your proxy any time before the Annual Meeting by:
•entering a new vote by Internet or by telephone;
•completing and returning a later-dated proxy card;
•attending and voting at the virtual Annual Meeting (although attendance at the Annual Meeting will not, by itself, revoke a proxy).

Asana	4	2021 Proxy Statement

QUESTIONS AND ANSWERS
If you are a street name stockholder, your broker, bank, or other nominee can provide you with instructions on how to change your vote.
How do I attend the Annual Meeting?
You will be able to attend the Annual Meeting online, submit your questions during the meeting and vote your shares electronically at the Annual Meeting by visiting www.virtualshareholdermeeting.com/ASAN2021. To participate in the Annual Meeting online, you will need the control number included on your proxy card. The Annual Meeting webcast will begin promptly at 2:00 p.m. Pacific Time. We encourage you to access the meeting prior to the start time. Online check-in will begin at 1:55 p.m. Pacific Time and you should allow sufficient time for the check-in procedures.
What is the effect of giving a proxy?
Proxies are solicited by and on behalf of our Board of Directors. Dustin Moskovitz, Tim Wan, and Eleanor Lacey have been designated as proxy holders by our Board of Directors. When proxies are properly dated, executed, and returned, the shares represented by such proxies will be voted at the Annual Meeting in accordance with the instructions of the stockholder. If no specific instructions are given, however, the shares will be voted in accordance with the recommendations of our Board of Directors as described above. If any matters not described in this proxy statement are properly presented at the Annual Meeting, the proxy holders will use their own judgment to determine how to vote the shares. If the Annual Meeting is adjourned, the proxy holders can vote the shares on the new Annual Meeting date as well, unless you have properly revoked your proxy instructions, as described above.
Why did I receive a Notice of Internet Availability of Proxy Materials instead of a full set of proxy materials?
In accordance with the rules of the Securities and Exchange Commission, or the SEC, we have elected to furnish our proxy materials, including this proxy statement and our annual report, primarily via the Internet. The Notice containing instructions on how to access our proxy materials is first being mailed on or about May 3, 2021 to all stockholders entitled to vote at the Annual Meeting. Stockholders may request to receive all future proxy materials in printed form by mail or electronically by e-mail by following the instructions contained in the Notice. We encourage stockholders to take advantage of the availability of our proxy materials on the Internet to help reduce the environmental impact and cost of our annual meetings of stockholders.
How are proxies solicited for the Annual Meeting?
Our Board of Directors is soliciting proxies for use at the Annual Meeting. All expenses associated with this solicitation will be borne by us. We will reimburse brokers, banks, or other nominees for reasonable expenses that they incur in sending our proxy materials to you if a broker, bank, or other nominee holds shares of our common stock on your behalf. In addition, our directors and employees may also solicit proxies in person, by telephone, or by other means of communication. Our directors and employees will not be paid any additional compensation for soliciting proxies.
How may my brokerage firm or other intermediary vote my shares if I fail to provide timely directions?
Brokerage firms and other intermediaries holding shares of our common stock in street name for their customers are generally required to vote such shares in the manner directed by their customers. In the absence of timely directions, your broker will have discretion to vote your shares on our sole “routine” matter: the proposal to ratify the appointment of PricewaterhouseCoopers LLP as our independent registered public accounting firm for our fiscal year ending January 31, 2022. Your broker will not have discretion to vote on any other proposals, which are “non-routine” matters, absent direction from you.

Asana	5	2021 Proxy Statement

QUESTIONS AND ANSWERS
Where can I find the voting results of the Annual Meeting?
We will announce preliminary voting results at the Annual Meeting. We will also disclose voting results on a Current Report on Form 8-K that we will file with the SEC within four business days after the Annual Meeting. If final voting results are not available to us in time to file a Current Report on Form 8-K within four business days after the Annual Meeting, we will file a Current Report on Form 8-K to publish preliminary results and will provide the final results in an amendment to the Current Report on Form 8-K as soon as they become available.
I share an address with another stockholder, and we received only one paper copy of the proxy materials. How may I obtain an additional copy of the proxy materials?
We have adopted a procedure called “householding,” which the SEC has approved. Under this procedure, we deliver a single copy of the Notice and, if applicable, our proxy materials to multiple stockholders who share the same address unless we have received contrary instructions from one or more of such stockholders. This procedure reduces our printing costs, mailing costs, and fees. Stockholders who participate in householding will continue to be able to access and receive separate proxy cards. Upon written or oral request, we will deliver promptly a separate copy of the Notice and, if applicable, our proxy materials to any stockholder at a shared address to which we delivered a single copy of any of these materials. To receive a separate copy, or, if a stockholder is receiving multiple copies, to request that we only send a single copy of the Notice and, if applicable, our proxy materials, such stockholder may contact us at the following address:
Asana, Inc.
Attention: Investor Relations
1550 Bryant Street, Suite 200
San Francisco, California 94103
Tel: 1-646-854-4063
Email: ir@asana.com
Street name stockholders may contact their broker, bank, or other nominee to request information about householding.
What is the deadline to propose actions for consideration at next year’s annual meeting of stockholders or to nominate individuals to serve as directors?
STOCKHOLDER PROPOSALS
Stockholders may present proper proposals for inclusion in our proxy statement and for consideration at next year’s annual meeting of stockholders by submitting their proposals in writing to our Secretary in a timely manner. For a stockholder proposal to be considered for inclusion in our proxy statement for the 2022 annual meeting of stockholders, our Secretary must receive the written proposal at our principal executive offices not later than January 3, 2022. In addition, stockholder proposals must comply with the requirements of Rule 14a-8 under the Securities Exchange Act of 1934, as amended, or the Exchange Act, regarding the inclusion of stockholder proposals in company-sponsored proxy materials. Stockholder proposals should be addressed to:
Asana, Inc.
Attention: Corporate Secretary
1550 Bryant Street, Suite 200
San Francisco, California 94103
Our restated bylaws also establish an advance notice procedure for stockholders who wish to present a proposal before an annual meeting of stockholders but do not intend for the proposal to be included in our proxy statement. Our restated bylaws provide that the only business that may be conducted at an annual meeting of stockholders is business that is (i) specified in our proxy materials with respect to such annual meeting, (ii) otherwise properly brought before such annual

Asana	6	2021 Proxy Statement

QUESTIONS AND ANSWERS
meeting by or at the direction of our Board of Directors, or (iii) properly brought before such meeting by a stockholder of record entitled to vote at such annual meeting who has delivered timely written notice to our Secretary, which notice must contain the information specified in our amended and restated bylaws. To be timely for our 2021 annual meeting of stockholders, our Secretary must receive the written notice at our principal executive offices:
•not earlier than February 14, 2022; and
•not later than the close of business on March 16, 2022.
In the event that we hold the 2022 annual meeting of stockholders more than 30 days before or after the one-year anniversary of the Annual Meeting, notice of a stockholder proposal that is not intended to be included in our proxy statement must be received no earlier than the close of business on the 120th day before the 2022 annual meeting of stockholders and no later than the close of business on the later of the following two dates:
•the 90th day prior to the 2022 annual meeting of stockholders; or
•the 10th day following the day on which public announcement of the date of our 2022 annual meeting of stockholders is first made.
If a stockholder who has notified us of his, her or its intention to present a proposal at an annual meeting of stockholders does not appear to present his, her or its proposal at such annual meeting, we are not required to present the proposal for a vote at such annual meeting.
NOMINATION OF DIRECTOR CANDIDATES
Holders of our common stock may propose director candidates for consideration by our Nominating and Corporate Governance Committee. Any such recommendations should include the nominee’s name and qualifications for membership on our Board of Directors and should be directed to our Secretary at the address set forth above. For additional information regarding stockholder recommendations for director candidates, see the section titled “Board of Directors and Corporate Governance—Stockholder Recommendations for Nominations to the Board of Directors.”
In addition, our restated bylaws permit stockholders to nominate directors for election at an annual meeting of stockholders. To nominate a director, the stockholder must provide the information required by our restated bylaws. In addition, the stockholder must give timely notice to our Secretary in accordance with our restated bylaws, which, in general, require that the notice be received by our Secretary within the time periods described above under the section titled “Stockholder Proposals” for stockholder proposals that are not intended to be included in a proxy statement.
AVAILABILITY OF BYLAWS
You may contact our Secretary at the address set forth above for a copy of the relevant bylaw provisions regarding the requirements for making stockholder proposals and nominating director candidates.

Asana	7	2021 Proxy Statement

Special Note Regarding Forward-Looking Statements
This Proxy Statement contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, which statements involve substantial risk and uncertainties. All statements other than statements of historical facts contained in this Proxy Statement are forward-looking statements. In some cases, you can identify forward-looking statements because they contain words such as “anticipate,” “believe,” “contemplate,” “continue,” “could,” “estimate,” “expect,” “intend,” “may,” “plan,” “potential,” “predict,” “project,” “should,” “will,” or “would” or the negative of these words or other similar terms or expressions. You should not rely on forward-looking statements as predictions of future events. We have based the forward-looking statements contained in this Proxy Statement primarily on our current expectations and projections about future events and trends that we believe may affect our business, financial condition, and operating results. The outcome of the events described in these forward-looking statements is subject to risks, uncertainties, and other factors described in the section titled “Risk Factors” in our Annual Report on Form 10-K for the year ended January 31, 2021, as filed with the SEC on March 30, 2021. Moreover, we operate in a very competitive and rapidly changing environment. New risks and uncertainties emerge from time to time, and it is not possible for us to predict all risks and uncertainties that could have an impact on the forward-looking statements contained in this Proxy Statement. The results, events, and circumstances reflected in the forward-looking statements may not be achieved or occur, and actual results, events, or circumstances could differ materially from those described in the forward-looking statements. The forward-looking statements made in this Proxy Statement relate only to events as of the date on which the statements are made. We undertake no obligation to update any forward-looking statements made in this Proxy Statement or to reflect new information or the occurrence of unanticipated events, except as required by law.

Asana	8	2021 Proxy Statement

Board of Directors and
Corporate Governance
Our business affairs are managed under the direction of our Board of Directors, which is currently composed of seven members. Five of our directors are independent within the meaning of the listing standards of The New York Stock Exchange, or the NYSE. Our Board of Directors is divided into three staggered classes of directors. At each annual meeting of stockholders, a class of directors will be elected for a three-year term to succeed the same class whose term is then expiring.
The following table sets forth the names, ages as of May 3, 2021, and certain other information for each of the members of our Board of Directors with terms expiring at the Annual Meeting (who are also nominees for election as a director at the Annual Meeting) and for each of the continuing members of our Board of Directors:

Directors with Terms Expiring at the Annual Meeting/Nominees	Class	Age	Position	Director Since	Current Term Expires	Expiration of Term For Which Nominated

Sydney Carey(1)(2)	I	56	Director	2019	2021	2024
Matthew Cohler(1)(3)	I	44	Director	2009	2021	2024
Dustin Moskovitz	I	36	Co-Founder, President, Chief Executive Officer, and Chair	2008	2021	2024
Continuing Directors

Lorrie Norrington(1)(3)	II	61	Director	2019	2022	—
Justin Rosenstein	II	37	Director	2008	2022	—
Adam D’Angelo(2)	III	36	Director	2008	2023	—
Anne Raimondi(2)(3)(4)	III	49	Lead Independent Director	2019	2023	—
(1)Member of our Audit Committee
(2)Member of our Compensation Committee
(3)Member of our Nominating and Governance Committee
(4)Lead Independent Director

Asana	9	2021 Proxy Statement

BOARD OF DIRECTORS AND CORPORATE GOVERNANCE
Nominees for Director

Sydney Carey has served as a member of our Board of Directors since July 2019.
Since November 2018, Ms. Carey has served as the Chief Financial Officer of Sumo Logic, Inc., a data analytics company. From December 2017 to October 2018, Ms. Carey served as the Chief Financial Officer for Duo Security, Inc., a software security company. From June 2016 to December 2017, she served as the Chief Financial Officer of Apttus Corporation, a business-to-business software company. From February 2015 to June 2016, she served as the Chief Financial Officer of Zscaler, Inc., an information security company, and from April 2013 to February 2015, she served as the Chief Financial Officer of MongoDB Inc., a software company. Ms. Carey has served on the board of directors of Lead Edge Growth Opportunities, Ltd, a special purpose acquisition vehicle, since March 2021, and previously served as a member of the board of directors of Bazaarvoice, Inc. from April 2012 to September 2017, and Proofpoint, Inc. from January 2014 to March 2015. Ms. Carey holds a B.A. in economics from Stanford University.

WE BELIEVE THAT MS. CAREY IS QUALIFIED TO SERVE AS A MEMBER OF OUR BOARD OF DIRECTORS BECAUSE OF HER EXTENSIVE FINANCE BACKGROUND, INCLUDING SERVICE AS A CHIEF FINANCIAL OFFICER OF SEVERAL COMPANIES, HER EXPERIENCE AS A DIRECTOR OF PUBLIC COMPANIES, AND HER KNOWLEDGE OF OUR INDUSTRY.

Matthew Cohler has served as a member of our Board of Directors since November 2009.
Mr. Cohler has been a Partner at Benchmark Capital, a venture capital firm, since June 2008. Before Benchmark Capital, Mr. Cohler served as the Vice President of Product Management at Facebook, Inc., a social media and networking company, from 2005 to June 2008, and as the Vice President of LinkedIn Corporation, an internet software company, from 2003 to 2005. Mr. Cohler previously served on the boards of directors of Domo, Inc. from July 2011 to March 2019, and Uber Technologies, Inc. from June 2017 to July 2019. Mr. Cohler holds a B.A. in music from Yale University.

WE BELIEVE THAT MR. COHLER IS QUALIFIED TO SERVE AS A MEMBER OF OUR BOARD OF DIRECTORS BECAUSE OF HIS EXTENSIVE EXPERIENCE AS AN EXECUTIVE AND BOARD MEMBER OF MANY TECHNOLOGY, HIGH-GROWTH, CONSUMER AND DIGITAL COMPANIES, HIS INVESTMENT EXPERIENCE, AND HIS KNOWLEDGE OF OUR INDUSTRY.

Asana	10	2021 Proxy Statement

BOARD OF DIRECTORS AND CORPORATE GOVERNANCE

Dustin Moskovitz co-founded Asana and has served as a member of our Board of Directors since December 2008, as our Chief Executive Officer since October 2010, as our President since February 2019, and as our Chair since December 2019.
Previously, Mr. Moskovitz served as our Chief Financial Officer from February 2009 to January 2017, and as our Secretary from February 2009 to October 2017. Prior to Asana, Mr. Moskovitz co-founded Facebook, Inc., a social media and networking company, and from February 2004 to November 2008, he served in a variety of senior roles, including Chief Technology Officer and Vice President of Engineering. Mr. Moskovitz attended Harvard University where he studied economics.

WE BELIEVE THAT MR. MOSKOVITZ IS QUALIFIED TO SERVE AS A MEMBER OF OUR BOARD OF DIRECTORS DUE TO THE PERSPECTIVE AND EXPERIENCE HE BRINGS AS OUR CHIEF EXECUTIVE OFFICER AND A CO-FOUNDER AND DUE TO HIS EXTENSIVE EXPERIENCE MANAGING TECHNOLOGY COMPANIES.
Continuing Directors

Adam D’Angelo has served as a member of our Board of Directors since December 2008.
Mr. D’Angelo founded Quora Inc., a question-and-answer website, and since June 2009, has served as its Chief Executive Officer. From June 2005 to June 2008, Mr. D’Angelo served in a variety of senior roles at Facebook, Inc., a social media and networking company, including Chief Technology Officer, from November 2006 to June 2008. Mr. D’Angelo holds a B.S. in computer science from the California Institute of Technology.

WE BELIEVE THAT MR. D’ANGELO IS QUALIFIED TO SERVE AS A MEMBER OF OUR BOARD OF DIRECTORS BECAUSE OF HIS SIGNIFICANT KNOWLEDGE OF HISTORY WITH OUR COMPANY, HIS EXTENSIVE EXPERIENCE AS AN EXECUTIVE AND BOARD MEMBER OF TECHNOLOGY COMPANIES, AND HIS KNOWLEDGE OF OUR INDUSTRY.

Asana	11	2021 Proxy Statement

BOARD OF DIRECTORS AND CORPORATE GOVERNANCE

Lorrie Norrington has served as a member of our Board of Directors since July 2019.
Ms. Norrington has served as an operating partner of Lead Edge Capital LLC, a growth equity investment firm, since October 2012. Ms. Norrington previously served in several senior management roles at eBay Inc., a multinational e-commerce publicly traded company, from June 2005 to September 2010, including President of Global eBay Marketplaces, Chief Operating Officer of eBay Marketplaces, and President of eBay International. Ms. Norrington currently serves on the boards of directors of Autodesk, Inc., HubSpot, Inc., and Colgate-Palmolive Company, and she also previously served on the boards of directors of Eventbrite, Inc. from April 2015 to August 2020 and of DirectTV from February 2011 to August 2015. Ms. Norrington holds a B.A. in business administration from the University of Maryland, College Park and an M.B.A. from Harvard University.

WE BELIEVE THAT MS. NORRINGTON IS QUALIFIED TO SERVE AS A MEMBER OF OUR BOARD OF DIRECTORS BECAUSE OF HER EXTENSIVE EXPERIENCE AS AN EXECUTIVE AND BOARD MEMBER OF MANY PUBLICLY TRADED COMPANIES, INCLUDING HER BUSINESS ACUMEN, EXTENSIVE GLOBAL EXPERTISE, AND HER KNOWLEDGE OF OUR INDUSTRY. AS A MEMBER OF THE LGBTQ+ COMMUNITY, MS. NORRINGTON IS A PASSIONATE ADVOCATE FOR INCLUSION AND DIVERSITY.

Anne Raimondi has served as a member of our Board of Directors since February 2019 and as our lead independent director since December 2019.
Ms. Raimondi served as the Chief Customer Officer of Guru Technologies, Inc., a knowledge management solution company from May 2019 through January 2021 and recently joined its board as an independent director in February 2021. Prior to joining Guru, from August 2013 to November 2017, Ms. Raimondi served several roles at Zendesk, Inc., a customer service platform provider, including as Senior Vice President, Strategy, Senior Vice President, Operations, and Vice President, People Operations. Ms. Raimondi currently also serves on the boards of Gusto, Inc. and Patreon, Inc. and has previously served on the board of directors of several other companies, including SendGrid, Inc. from February 2018 to February 2019, and Bloc, Inc. from June 2017 to April 2018. Ms. Raimondi holds a B.A. in economics and sociology and an M.B.A. from Stanford University.

WE BELIEVE THAT MS. RAIMONDI IS QUALIFIED TO SERVE AS A MEMBER OF OUR BOARD OF DIRECTORS BECAUSE OF HER EXTENSIVE EXPERIENCE AS AN EXECUTIVE AND BOARD MEMBER OF MANY TECHNOLOGY, HIGH-GROWTH COMPANIES AND HER KNOWLEDGE OF OUR INDUSTRY. AS A MEMBER OF THE ASIAN AMERICAN COMMUNITY, MS. RAIMONDI IS A PASSIONATE ADVOCATE FOR INCLUSION AND DIVERSITY.

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Justin Rosenstein co-founded Asana and has served as a member of our Board of Directors since December 2008.
Mr. Rosenstein served as our Chief Executive Officer from February 2009 to October 2010, and as our President from October 2010 to February 2019. Previously, Mr. Rosenstein served as an Engineer and Engineering Manager at Facebook, Inc., a social media and networking company, from May 2007 to November 2008, and as a Product Manager at Google Inc., a multinational technology company, from March 2004 to April 2007. Mr. Rosenstein holds a B.S. in mathematics from Stanford University.

WE BELIEVE THAT MR. ROSENSTEIN IS QUALIFIED TO SERVE AS A MEMBER OF OUR BOARD OF DIRECTORS DUE TO THE PERSPECTIVE AND EXPERIENCE HE BRINGS AS OUR CO-FOUNDER AND FORMER PRESIDENT.
Director Independence
Our Class A common stock is listed on the NYSE. Under the listing requirements and rules of the NYSE, independent directors must comprise a majority of our Board of Directors. In addition, the rules of the NYSE require that, subject to specified exceptions, each member of a listed company’s audit, compensation, and nominating and corporate governance committees be independent. Under the rules of the NYSE, a director will only qualify as an “independent director” if the Board determines that person does not have a relationship that would interfere with the exercise of independent judgment in carrying out the responsibilities of a director. Compensation Committee members must not have a relationship with us that is material to the director’s ability to be independent from management in connection with the duties of a Compensation Committee member. Additionally, our Audit Committee members must also satisfy the independence criteria set forth in Rule 10A-3 under the Exchange Act. To be considered independent for purposes of Rule 10A-3, a member of an audit committee of a listed company may not, other than in his or her capacity as a member of the audit committee, the board of directors or any other board committee accept, directly or indirectly, any consulting, advisory, or other compensatory fee from the listed company or any of its subsidiaries, or be an affiliated person of the listed company or any of its subsidiaries.
Our Board of Directors has undertaken a review of the independence of each director. Based on information provided by each director concerning his or her background, employment, and affiliations, our Board of Directors has determined that Mmes. Carey, Norrington, and Raimondi and Messrs. Cohler and D’Angelo do not have relationships that would interfere with the exercise of independent judgment in carrying out the responsibilities of a director and that each of these directors is “independent” as that term is defined under the listing standards of the NYSE. In making these determinations, our Board of Directors considered the current and prior relationships that each non-employee director has with our company and all other facts and circumstances our Board of Directors deemed relevant in determining their independence, including the beneficial ownership of our shares held by each non-employee director and the transactions described in the section titled “Certain Relationships and Related Person Transactions.”
Board Leadership Structure
Dustin Moskovitz currently serves as both the Chairman of our Board of Directors and our Chief Executive Officer. Our independent directors bring experience, oversight, and expertise from outside of our company, while Mr. Moskovitz brings company-specific experience and expertise. As one of our co-founders, Mr. Moskovitz is best positioned to identify strategic priorities, lead critical discussion and execute our business plans. We believe that the structure of our Board of Directors

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and its committees provides effective independent oversight of management while Mr. Moskovitz’s combined role enables strong leadership, creates clear accountability and enhances our ability to communicate our message and strategy clearly and consistently to stockholders.
Lead Independent Director
Our Corporate Governance Guidelines provide that if the Chairman of our Board of Directors is not an independent director, our independent directors will designate one of the independent directors to serve as Lead Independent Director. Because Mr. Moskovitz is our Chairman and Chief Executive Officer, our Board of Directors, including the independent directors, has appointed Anne Raimondi to serve as our Lead Independent Director. As Lead Independent Director, Ms. Raimondi presides over regularly scheduled executive sessions of our independent directors, coordinates activities of the independent directors, presides over any portions of meetings of our Board of Directors at which the performance of our Board of Directors is presented or discussed, and performs such additional duties as our Board of Directors otherwise determines and delegates.
Board and Stockholder Meetings and Committees
During our fiscal year ended January 31, 2021, our Board of Directors held five meetings (including regularly scheduled and special meetings), and each incumbent director attended at least 75% of the aggregate of (i) the total number of meetings of our Board of Directors held during the period for which he or she has been a director and (ii) the total number of meetings held by all committees of our Board of Directors on which he or she served during the periods that he or she served.
We encourage our directors to attend our annual meeting of stockholders. We became a public company in September 2020 and did not have an annual meeting of our stockholders in 2020.
Our Board of Directors has established an Audit Committee, a Compensation Committee, and a Nominating and Corporate Governance Committee. The composition and responsibilities of each of the committees of our Board of Directors are described below. Members will serve on these committees until their resignation or until otherwise determined by our Board of Directors.
AUDIT COMMITTEE
Our Audit Committee consists of Sydney Carey, Matthew Cohler, and Lorrie Norrington. Our Board of Directors has determined that each member of the Audit Committee satisfies the independence requirements under the listing standards of the NYSE and Rule 10A-3(b)(1) of the Exchange Act. The chair of our Audit Committee is Ms. Carey. Our Board of Directors has determined that Mmes. Carey and Norrington are each an “audit committee financial expert” within the meaning of SEC regulations. Each member of our Audit Committee can read and understand fundamental financial statements in accordance with applicable requirements. In arriving at these determinations, our Board of Directors has examined each Audit Committee member’s scope of experience or the nature of his or her employment.
The primary purpose of the Audit Committee is to discharge the responsibilities of our Board of Directors with respect to our corporate accounting and financial reporting processes, systems of internal control, and financial statement audits, and to oversee our independent registered public accounting firm. Specific responsibilities of our Audit Committee include:
•helping our Board of Directors oversee our corporate accounting and financial reporting processes;
•managing the selection, engagement, qualifications, independence, and performance of a qualified firm to serve as the independent registered public accounting firm to audit our financial statements;

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•discussing the scope and results of the audit with the independent registered public accounting firm, and reviewing, with management and the independent accountants, our interim and year-end operating results;
•developing procedures for employees to submit concerns anonymously about questionable accounting or audit matters;
•reviewing related person transactions;
•obtaining and reviewing a report by the independent registered public accounting firm at least annually that describes our internal control procedures, any material issues with such procedures, and any steps taken to deal with such issues when required by applicable law;
•approving or, as required, pre-approving audit and permissible non-audit services to be performed by the independent registered public accounting firm; and
•reviewing major financial risk exposures, information security risk, data privacy risk, and cybersecurity risk, and reporting findings to the Board, who has final oversight responsibility over cybersecurity-related matters.
Our Audit Committee operates under a written charter that satisfies the applicable rules and regulations of the SEC and the listing standards of the NYSE. A copy of the charter of our Audit Committee is available on our website at https://investors.asana.com/governance/governance-documents. During our fiscal year ended January 31, 2021, our Audit Committee held ten meetings.
COMPENSATION COMMITTEE
Our Compensation Committee consists of Sydney Carey, Adam D’Angelo, and Anne Raimondi. The chair of our Compensation Committee is Ms. Raimondi. Our Board of Directors has determined that each member of the Compensation Committee is independent under the listing standards of the NYSE.
The primary purpose of our Compensation Committee is to discharge the responsibilities of our Board of Directors in overseeing our compensation policies, plans, and programs, and to review and determine the compensation to be paid to our executive officers, directors, and other senior management, as appropriate.
Specific responsibilities of our Compensation Committee include:
•reviewing, approving, and determining, or recommending to our Board of Directors, the compensation of our chief executive officer and other executive officers;
•reviewing and recommending to our Board of Directors the compensation of our directors;
•administering our equity incentive plans and other benefit programs;
•reviewing, adopting, amending, and terminating, or recommending to our Board of Directors, incentive compensation and equity plans, severance agreements, profit sharing plans, bonus plans, change-of-control protections, and any other compensatory arrangements for our executive officers and other senior management; and
•reviewing and establishing general policies relating to compensation and benefits of our employees, including our overall compensation philosophy.
Our Compensation Committee operates under a written charter that satisfies the applicable rules and regulations of the SEC and the listing standards of the NYSE. A copy of the charter of our Compensation Committee is available on our

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website at https://investors.asana.com/governance/governance-documents. During our fiscal year ended January 31, 2021, our Compensation Committee held five meetings.
NOMINATING AND CORPORATE GOVERNANCE COMMITTEE
Our Nominating and Corporate Governance committee consists of Matthew Cohler, Lorrie Norrington, and Anne Raimondi. The chair of our Nominating and Governance Committee is Ms. Norrington. Our Board of Directors has determined that each member of the Nominating and Corporate Governance committee is independent under the listing standards of the NYSE.
Specific responsibilities of our Nominating and Corporate Governance committee include:
•identifying and evaluating candidates, including the nomination of incumbent directors for reelection and nominees recommended by stockholders, to serve on our Board of Directors;
•considering and making recommendations to our Board of Directors regarding the composition and leadership of our Board of Directors and its committees;
•reviewing, developing, and making recommendations to our Board of Directors regarding corporate governance guidelines and matters; and
•overseeing periodic evaluations of the Board of Directors’ performance, including committees of the Board of Directors.
Our Nominating and Corporate Governance committee operates under a written charter that satisfies the applicable listing standards of the NYSE. A copy of the charter of our Compensation Committee is available on our website at https://investors.asana.com/governance/governance-documents. During our fiscal year ended January 31, 2021, our Nominating and Corporate Governance Committee held three meetings.
Compensation Committee Interlocks and Insider Participation
None of the members of our Compensation Committee is or has been an officer or employee of our company. None of our executive officers currently serves, or in the past year has served, as a member of the board of directors or compensation committee (or other board committee performing equivalent functions) of any entity that has one or more of its executive officers serving on our Board of Directors or Compensation Committee.
Considerations in Evaluating Director Nominees
Our Nominating and Corporate Governance Committee uses a variety of methods for identifying and evaluating director nominees. In its evaluation of director candidates, including director candidates nominated by stockholders, our Nominating and Corporate Governance Committee will consider the current size and composition of our Board of Directors and the needs of our Board of Directors and the respective committees of our Board of Directors. Some of the qualifications that our Nominating and Corporate Governance Committee considers include, without limitation, issues of character, integrity, judgment, diversity, independence, area of expertise, experience, length of service, potential conflicts of interest, and other commitments. The Nominating and Corporate Governance Committee requires the following minimum qualifications to be satisfied by any nominee for a position on the Board of Directors: high personal and professional ethics and integrity, proven achievement and competence in the nominee’s field and the ability to exercise sound business judgment, skills that are complementary to those of the existing Board, the ability to assist and support management and make significant contributions to our company’s success, and an understanding of the fiduciary responsibilities that are required of a member of the Board and the commitment of time and energy necessary to diligently carry out those responsibilities.

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Although our Board of Directors does not maintain a specific policy with respect to board diversity, our Board of Directors believes that our Board of Directors should be a diverse body, and our Nominating and Corporate Governance Committee considers a broad range of backgrounds and experiences. In making determinations regarding nominations of directors, our Nominating and Corporate Governance Committee may take into account the benefits of diverse viewpoints. Our Nominating and Corporate Governance Committee also considers these and other factors as it oversees the annual Board of Directors and committee evaluations. After completing its review and evaluation of director candidates, our Nominating and Corporate Governance Committee recommends to our full Board of Directors the director nominees for selection.
Stockholder Recommendations for Nominations to the Board of Directors
Our Nominating and Corporate Governance Committee will consider candidates for director recommended by stockholders holding at least one percent (1%) of the fully diluted capitalization of our company continuously for at least twelve (12) months prior to the date of the submission of the recommendation, so long as such recommendations comply with our amended and restated certificate of incorporation and amended and restated bylaws and applicable laws, rules, and regulations, including those promulgated by the SEC. Our Nominating and Corporate Governance Committee will evaluate such recommendations in accordance with its charter, our amended and restated bylaws, our policies and procedures for director candidates, as well as the regular director nominee criteria described above. This process is designed to ensure that our Board of Directors includes members with diverse backgrounds, skills, and experience, including appropriate financial and other expertise relevant to our business. Eligible stockholders wishing to recommend a candidate for nomination should contact our General Counsel or our Legal Department in writing. Such recommendations must include information about the candidate, a statement of support by the recommending stockholder, evidence of the recommending stockholder’s ownership of our common stock, and a signed letter from the candidate confirming willingness to serve on our Board of Directors. Our Nominating and Corporate Governance Committee has discretion to decide which individuals to recommend for nomination as directors.
Under our restated bylaws, stockholders may also nominate persons for our Board of Directors. Any nomination must comply with the requirements set forth in our amended and restated bylaws and should be sent in writing to our Corporate Secretary and General Counsel or our Legal Department at Asana, Inc., 1550 Bryant Street, Suite 200, San Francisco, California 94103. To be timely for our 2022 annual meeting of stockholders, our Corporate Secretary and General Counsel or Legal Department must receive the nomination no earlier than February 14, 2022 and no later than March 16, 2022.
Communications with the Board of Directors
Interested parties wishing to communicate with our Board of Directors or with an individual member or members of our Board of Directors may do so by writing to our Board of Directors or to the particular member or members of our Board of Directors, and mailing the correspondence to our Corporate Secretary and General Counsel at Asana, Inc., 1550 Bryant Street, San Francisco, California 94103. Our General Counsel or Legal Department, in consultation with appropriate members of our Board of Directors as necessary, will review all incoming communications and, if appropriate, all such communications will be forwarded to the appropriate member or members of our Board of Directors, or if none is specified, to the Chair of our Board of Directors or the presiding director if the Chair of the Board is not independent.
Corporate Governance Guidelines and Code of Business Conduct and Ethics
Our Board of Directors has adopted Corporate Governance Guidelines that address items such as the qualifications and responsibilities of our directors and director candidates and corporate governance policies and standards applicable to us in

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general. In addition, our Board of Directors has adopted a Code of Conduct and Ethics that applies to all of our employees, officers, and directors, including our Chief Executive Officer, Chief Financial Officer, and other executive and senior financial officers. The full text of our Corporate Governance Guidelines and our Code of Conduct and Ethics is posted on the Corporate Governance portion of our website at https://investors.asana.com/governance/governance-documents. We will post amendments to our Code of Conduct and Ethics or waivers of our Code of Conduct and Ethics for directors and executive officers on the same website.
Risk Management
Risk is inherent with every business, and we face a number of risks, including strategic, financial, business and operational, cyber security, legal and compliance, and reputational. We have designed and implemented processes to manage risk in our operations. Management is responsible for the day-to-day management of risks the Company faces, while our Board of Directors, as a whole and assisted by its committees, has responsibility for the oversight of risk management. In its risk oversight role, our Board of Directors has the responsibility to satisfy itself that the risk management processes designed and implemented by management are appropriate and functioning as designed.
Our Board of Directors believes that open communication between management and our Board of Directors is essential for effective risk management and oversight. Our Board of Directors meets with our Chief Executive Officer and other members of our senior management team at quarterly meetings of our Board of Directors, where, among other topics, they discuss strategy and risks facing the Company, as well at such other times as they deem appropriate.
While our Board of Directors is ultimately responsible for risk oversight, our board committees assist our Board of Directors in fulfilling its oversight responsibilities in certain areas of risk. Our Audit Committee assists our Board of Directors in fulfilling its oversight responsibilities with respect to risk management in the areas of internal control over financial reporting and disclosure controls and procedures, legal and regulatory compliance, and discusses with management and the independent auditor guidelines and policies with respect to risk assessment and risk management. Our Audit Committee also reviews our major financial risk exposures and the steps management has taken to monitor and control these exposures. Our Audit Committee also monitors certain key risks on a regular basis throughout the fiscal year, such as risk associated with internal control over financial reporting and liquidity risk. Our Nominating and Corporate Governance Committee assists our Board of Directors in fulfilling its oversight responsibilities with respect to the management of risk associated with board organization, membership and structure, and corporate governance. Our Compensation Committee assesses risks created by the incentives inherent in our compensation policies.
In connection with its reviews of the operations of our business, our Audit Committee and our Board of Directors address the primary risks associated with our business including, for example, strategic planning and cybersecurity. Our Board of Directors appreciates the evolving nature of our business and industry and is actively involved with monitoring new threats and risks as they emerge.
At periodic meetings of our Board of Directors and its committees, management reports to and seeks guidance from our board and its committees with respect to the most significant risks that could affect our business, such as legal risks, information security and privacy risks, and financial, tax, and compliance related risks. In addition, among other matters, management provides our Audit Committee periodic reports on our compliance programs and investment policy and practices.
Prohibition on Hedging, Short Sales, and Pledging
Our Board of Directors has adopted an insider trading policy, which prohibits hedging or similar transactions designed to decrease the risks associated with holding our Class A common stock, In addition, our insider trading policy prohibits trading in derivative securities related to our Class A common stock, which include publicly traded call and put options, engaging in

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short selling of our Class A common stock, holding our Class A common stock in a margin account, and pledging our shares as collateral for a loan.
Non-Employee Director Compensation
Our Board of Directors adopted a Non-Employee Director Compensation Policy effective September 30, 2020, or the Effective Date, and most recently amended on January 25, 2021, which provides for the following compensation to directors who are not also serving as an employee or consultant to us:
Annual Cash Compensation

Annual Cash Retainer ($)

Annual retainer	30,000
Additional retainer for independent chair	15,000
Additional retainer for Audit Committee chair	20,000
Additional retainer for Audit Committee non-chair member	10,000
Additional retainer for Compensation Committee chair	12,000
Additional retainer for Compensation Committee non-chair member	6,000
Additional retainer for Nominating and Corporate Governance Committee chair	7,500
Additional retainer for Nominating and Corporate Governance Committee non-chair member	3,750
Equity Compensation
In addition to cash compensation, each non-employee director is eligible to receive restricted stock unit awards granted under our 2020 Equity Incentive Plan, which provides, among other things, that the aggregate value of all compensation granted or paid, as applicable, to any individual for service as a non-employee director with respect to any calendar year, including awards granted and cash fees paid by us to such non-employee director, will not exceed (1) $750,000 in total value or (2) in the event such non-employee director is first appointed or elected to our Board of Directors during such calendar year, $1,000,000 in total value, in each case, calculating the value of any equity awards based on the grant date fair value of such equity awards for financial reporting purposes.
Initial Award. Each new non-employee director elected or appointed to our Board of Directors after the Effective Date will be granted an initial, one-time restricted stock unit award with a grant date fair value of $350,000, which will vest in equal annual installments such that the initial award will be fully vested on the third anniversary of the grant date, subject to the non-employee director’s continuous service through each vesting date.
Annual Awards. On the date of each annual meeting of stockholders of our company after the Effective Date, each non-employee director who has served as a non-employee director for more than six months as of such date and who continues to serve on our Board of Directors following the date of such meeting will be granted a restricted stock unit award with a grant date fair value of $175,000, which will vest on the first anniversary of the grant date, provided that the annual award

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will, in any case, become fully vested on the date of our next annual stockholder meeting, subject to the non-employee director’s continuous service through such vesting date.
Change in Control. Initial awards and annual awards granted under the policy vest in full upon a “change in control,” as defined in our 2020 Equity Incentive Plan.
Holding Period. Initial awards and annual awards granted under the policy are subject to a holding period and the shares subject to such awards shall not be issued or delivered to non-employee directors until the earlier to occur of (1) the first anniversary of the applicable vesting date in the case of initial awards or the second anniversary of the vesting date in the case of annual awards and (2) a “change in control event” within the meaning of Section 409A of the Internal Revenue Code of 1986, as amended, or the Code.
Election to Receive Equity in Lieu of Cash Retainer. Each non-employee director may elect to receive fully vested shares of our Class A common stock in lieu of his or her annual cash compensation. Such shares are issued on a quarterly basis, in arrears, and the number of such shares is calculated by dividing (1) the aggregate amount of cash compensation otherwise payable to such director divided by (2) the closing sales price per share of the Class A common stock on the last day of the fiscal quarter in which the service occurred, rounded down to the nearest whole share.
DIRECTORS’ DEFERRED COMPENSATION PLAN
Pursuant to our Directors’ Deferred Compensation Plan, our non-employee directors may elect to defer a set percentage of their cash and/or equity compensation. Deferred cash compensation is credited to a non-interest-bearing cash account or a stock account, at the director’s election. Deferred equity compensation is credited on a one-to-one basis to a stock unit account. Stock unit accounts represent the right to receive shares of our Class A common stock, with the number of shares credited to stock accounts for deferred cash compensation calculated by dividing (1) the aggregate amount of cash compensation deferred by the director by (2) the closing sales price per share of the Class A common stock on the deferral date. All deferred amounts are payable in a lump sum on the earliest to occur of the director’s termination of service, the director’s death, a change in control, as defined in the Directors’ Deferred Compensation Plan, or, if elected by the director, a fixed payment date.
NON-EMPLOYEE DIRECTOR COMPENSATION FOR FISCAL YEAR 2021
The following table provides information regarding the total compensation that was earned by each of our non-employee directors in our fiscal year ended January 31, 2021.

Director	Fees Earned or Paid in Cash(1) ($)	Stock Awards(2)(3) ($)	Total ($)

Sydney Carey	18,200	174,984	193,184
Matthew Cohler(4)	10,938	174,984	185,922
Adam D’Angelo(5)	9,200	—	9,200
Lorrie Norrington(6)	15,438	174,984	190,422
Anne Raimondi	19,744	174,984	194,728
Justin Rosenstein	9,750	174,984	184,734

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(1)This column represents the amount of all fees earned or paid in cash for services as a director. The table below shows the amount of cash compensation earned during fiscal year 2021 that each director elected to receive in shares of our Class A common stock and the number of shares received, excluding adjustments for dividend equivalents. The number of shares of Class A common stock received in lieu of cash was calculated based on the closing price of a share of our Class A common stock on April 30, 2021.

Director	Cash Fees Paid in Class A Common Stock at Director’s Election ($)	Number of Shares of Class A Common Stock Received in Lieu of Cash

Sydney Carey	14,000	420
Matthew Cohler	10,938	328
Adam D’Angelo	9,000	270
Lorrie Norrington	—	—
Anne Raimondi	15,188	455
Justin Rosenstein	7,500	225
(2)Amounts reported represent the aggregate grant date fair value of stock awards granted to our directors during the fiscal year ended January 31, 2021 under our Amended and Restated 2012 Stock Plan, computed in accordance with ASC Topic 718, excluding the effect of estimated forfeitures. The assumptions used in calculating the grant date fair value of the stock awards reported in this column are set forth in the notes to our audited consolidated financial statements included in our Annual Report on Form 10-K for the fiscal year ended January 31, 2021. This amount does not reflect the actual economic value that may be realized by the non-employee director.
(3)As of January 31, 2021, the number of shares subject to outstanding equity awards held by the non-employee directors was as follows: 31,250 shares subject to outstanding stock options and 10,755 shares subject to outstanding RSUs for each of Mmes. Carey and Norrington; 10,755 shares subject to outstanding RSUs for Mr. Cohler; 25,000 shares subject to outstanding stock options and 10,755 shares subject to outstanding RSUs for Ms. Raimondi; and 313,200 shares subject to outstanding stock options and 10,755 shares subject to outstanding RSUs for Mr. Rosenstein.
(4)Mr. Cohler declined to accept payment of cash fees earned for the quarter ended October 31, 2020.
(5)Mr. D’Angelo declined to accept payment of cash fees earned for the quarter ended October 31, 2020 and the RSU award that was granted to other non-employee directors.
(6)Pursuant to the Directors’ Deferred Compensatinon Plan, Ms. Norrington elected to defer receipt of all director fees earned on or after January 1, 2021.

Mr. Moskovitz, our Chief Executive Officer, is also a director but does not receive any additional compensation for his service as a director. See the section titled “Executive Compensation” for additional information about the compensation paid to Mr. Moskovitz.

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Corporate Responsibility and Sustainability
At Asana, our mission is to help humanity thrive by enabling the world’s teams to work together effortlessly. That starts with co-creating a thriving company culture that is committed to clarity, diversity, inclusion and belonging, and employee growth.
We’ve designed our culture with the same care and intentionality that we’ve invested in designing our product. And we invest deeply in hiring and developing mission-driven, values-aligned, and talented team members. These efforts support employee engagement, drive business results, and ultimately, enable us to achieve our mission.
Like all companies, we intend to create great returns for our shareholders. That outcome, however, is a byproduct and catalyst of our ultimate purpose: the fulfillment of our mission. We are also deeply committed to benefiting all our stakeholders: our customers, our employees, our partners, our communities, the environment, and humanity. Asana’s founders, Dustin Moskovitz and Justin Rosenstein, are individually Asana’s largest shareholders. Both Mr. Moskovitz and Mr. Rosenstein have pledged to use 100% of the value of their Asana equity for philanthropic purposes.
We built Asana because the work people do together matters. From curing diseases and developing clean energy to building local schools and creating global movements, progress depends on teamwork. This is why it’s mission-critical that our company culture enables employees to do their most impactful work as effortlessly as possible, so we can empower even more of the world’s teams to achieve their own missions.
Our Mindful Culture
From the very beginning, we’ve been intentional about how we build our culture at Asana, and our company values are its foundation. They guide us on how we show up and work together so we can achieve our mission. Particularly during this time of global workplace transformation and rapid growth, it’s critical to have a north star that guides our work as we scale, which will ultimately help us to achieve our mission. Our values help us make it happen.

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Asana is consistently recognized as one of the best places to work. On Glassdoor, as of April 2021, we have a 4.8 out of 5.0 score and 100% CEO approval rating. In 2021, we were proud to be recognized by Great Place to Work® and FORTUNE as the #1 Best Workplace in Technology (Small and Medium), placing in the top 3 for the fourth consecutive year.
These achievements are a testament to the value we place on ensuring that Asana employees are connected to our mission and enable us to attract and retain top talent globally.

Like any fast-growing business, we focus on impact and results at Asana. We bring our culture to life in the following ways to enable our employees to do their most impactful work as effortlessly as possible.

•GROWTH AND IMPACT: We invest deeply in employee growth and impact, from onboarding to ongoing learning and development opportunities. Asana employees have clarity from day one on how to increase their impact through our team success guides, participate in Growth & Impact conversations twice yearly, and give and receive peer feedback regularly through our Anytime Feedback program. We also provide conscious leadership training for all employees and offer coaching with licensed coaches six times a year for individual contributors and nine times a year for managers. Career growth today isn’t always linear, which is why we believe in giving employees multiple pathways and opportunities to make an impact and further their professional development at Asana. Our Areas of Responsibility (AOR) system, empowers employees to take ownership and responsibility over parts of the business that may not fit squarely into their day-to-day role, giving them exposure to new opportunities and cross-functional teams.
•CLARITY: We believe that clarity and transparency in the workplace requires both great technology and a company culture grounded in openness. At twice a quarter All Hands meetings and monthly Q&As, the leadership team speaks openly about the state of the company, sharing financial information, growth metrics, and news. We communicate annual high-level priorities company-wide so that every employee at Asana understands our shared objectives and how their day-to-day work contributes to achieving those goals, and ultimately, our mission. Keeping employees in the know at every step of the way builds ongoing trust and confidence in our leadership and company, especially as Asana undergoes a period of high growth. Leaders at Asanas also hold regular Office Hours. Every employee at Asana can access a shared Office Hours calendar and schedule a 15- or 30-minute meeting with any leader across the company, including our CEO. This practice gives employees a unique and powerful opportunity to directly connect with company leaders and discuss topics that are important to them.
•CO-CREATION: Just as we continuously improve the Asana product, we believe in continuously improving and co-creating our culture. Every year, we conduct two company-wide engagement surveys to gain insight into how employees are experiencing life at Asana. These surveys help us surface areas that need improvement, which we call “culture bugs,” and we use survey feedback to co-create plans to address those bugs to improve and strengthen our culture. Our Voice of the Employee committee, which includes leaders from across the company, regularly leverages employee feedback as well as data from engagement surveys, to ensure that leaders and managers are aware of the issues that are top of mind for employees and taking the appropriate steps to address them.

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Diversity, Inclusion, and Belonging
We believe that by creating an environment where diversity can thrive, we are better positioned to achieve our mission. Investing in diversity and inclusion programs helps ensure that every employee at Asana can thrive and feel a sense of belonging. It also enables us to better understand and serve the needs of our diverse customer base.
D&I Policies and Programs. Since establishing a dedicated diversity and inclusion (D&I) role in 2015, we have incorporated D&I into our policies, programs, and educational initiatives at Asana. These activities are aligned under three pillars:
•Build: To cultivate a culture that’s best for all employees, we start with a strong foundation of support and resources for everyone to be successful. This includes a comprehensive D&I onboarding curriculum for new employees, mandatory harassment training, bias training, and allyship sessions for employees, and inclusive leadership training for managers. We also provide benefits for parents and caregivers, including 16 weeks of paid parental leave and free access to Cleo to support global employees on all paths to parenthood.
•Recruit: At Asana, hiring and developing talent from underrepresented groups and backgrounds is a shared responsibility. We focus on dedicated outreach to candidates from underrepresented communities and partner with organizations such as Techqueria, Afrotech, YearUp, and The Marcy Lab School. In 2018, we launched AsanaUP, an apprenticeship program that provides a pathway to technical roles at Asana for individuals from diverse backgrounds. We also implemented the Inclusivity, Diversity, and Equity for Asana Leadership (IDEAL) Interview Policy in 2000 to ensure that, for every leadership role, at least one candidate from an underrepresented group and one non-male candidate is interviewed.
•Thrive: Our goal is to create an environment so inclusive that every Asana feels confident about being their best self at work. We foster safe spaces for underrepresented groups and allies at Asana through our Employee Resource Groups: AsanaWomen, Team Rainbow, Gradient, Blacsana, and Asanapac. We manifest the change we want to see in the world as a regular signatory to Amicus Briefs that support inclusion and equity, including transgender equality, DACA, non-discrimination rights for LGBTQ+ Americans, protection for sanctuary cities in the United States, and reproductive healthcare. We also provide accessible mental health and wellness benefits, from therapy through Modern Health to Amelia mindfulness practices.
ASANA AGAINST RACISM
As an organization, we do not tolerate racism and hate, and we are working to become actively anti-racist. In June 2020, we launched Asana Acts Against Racism, a formalization of our efforts through new and existing programs that exemplify how we want to prioritize an anti-racist culture. This body of work is the culmination of co-creation with Asana employees. Together, we are taking action along three lines: Take Care, Take Responsibility, and Take Action.
DIVERSITY OF EXECUTIVE LEADERSHIP TEAM AND BOARD
In service of our mission, we are working to create a more diverse and inclusive team. To do so, we have rolled out representation goals to all teams and committed to company-wide objectives to support these goals. Of our executive leadership team, 22% identify as female and 33% identify as Asian. Of our seven-member Board, three are women, including our Lead Independent Director; one identifies as a member of the Asian American community; and one identifies as a member of the LGBTQ+ community. Our Nominating and Governance Committee works with the Board to determine the desired qualifications, expertise, and characteristics for our Board members, including factors such as business experience, diversity, professional background, education, skill, and other individual qualities and attributes, that contribute to the diverse mix of viewpoints and experience represented on the Board.
Pay Equity. We partner with an outside vendor to conduct a rigorous analysis of pay equity based on gender identity (globally) and race/ethnicity (US) two times a year in conjunction with our regular compensation review cycles. We set aside

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a dedicated salary budget to fund necessary remediations in the event statistically significant gaps are identified, and regularly share the results of our analyses with our Board, leaders, and employees. We have also intentionally designed our benefits and time off programs to reduce the impact of parenting on women's careers and compensation (such as offering a minimum of 16 weeks of paid parental leave globally, regardless of gender).
D&I Council. In addition to our dedicated D&I team, an internal group of cross-functional stakeholders forms our D&I Council. This includes members of our executive leadership team who provide diverse perspectives to our company-wide D&I initiatives.
D&I Website. Since 2017, we have reported publicly on our company demographics in the following areas: Gender, Race/Ethnicity, Sexual Orientation, Age, and Disability. We collect demographic data through our HR information systems and employees can self-select the data they share on a wide spectrum of markers, including religion, socioeconomic background, and countries considered home. For further information on our D&I data and programs, visit our website.
D&I Workplace Awards. We’re honored to be recognized for our D&I efforts and as an employer of choice by the following awards:
•Fairygodboss, Black Women Leading the Way in Corporate America
•Comparably, Best CEOs for Diversity and for Women
•Great Place to Work®, Innovation for All Leadership Award
•Fortune Best Workplaces for Women
•Great Place to Work Best Workplaces for Parents
•Ireland’s Best Workplaces
Facilities Management
For us, achieving our mission to help humanity thrive also means taking full responsibility for our daily impact on the environment through mindful facilities management. Our new global headquarters under construction in San Francisco, California, is a LEED Gold building, designed to LEED Gold standards. We leverage high-efficiency HVAC and lighting systems throughout our office fit-outs and partner with sustainable companies to furnish and finish our physical spaces, including the use of carpet made from recycled materials and reupholstering existing furniture for extended life. In spaces that we lease and occupy, we encourage building owners to use renewable energy and when decommissioning offices, we recycle and donate any equipment or fixtures we don’t reuse in order to keep those items out of landfills.
Each of our global offices has active recycling, compost, and waste management programs. We also seek partnerships with local vendors for office equipment and supplies to reduce the carbon footprint of shipping and transportation services.
Our global real estate strategy is informed by proximity to public transportation options so that our employees can choose how they want to commute to the office. To encourage the use of public transportation, we offer public transit subsidies for employees. We also offer a monthly bicycle credit for employees who commute on bicycles to the office.
We are taking steps to mitigate our contribution to global climate change by offsetting our carbon footprint. In 2019, we began the process by calculating the prior year’s total energy usage across our offices in San Francisco, New York, and Dublin as well as our carbon footprint from our current data servers with Amazon Web Services (AWS). In 2019 and 2020, we offset our total carbon footprint from our operations in the U.S., Europe, and all of our AWS servers. At the end of each year, we’ll recalculate and purchase more offsets, if needed.

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Purchasing carbon offsets is only one of the many steps we’re taking to make our planet safer, cleaner, and more sustainable. Our culinary team is committed to achieving Zero Waste in the following ways:
•In 2017, we shifted food service in our San Francisco headquarters from buffet to plated meals, resulting in a 33% reduction in compost waste by 2019. We plan to continue this practice in our new global headquarters.
•Our culinary team extends the lifecycle of every ingredient and dish by repurposing leftovers in as many ways as possible, whether it’s leftover rice used to thicken sauces or water from soaked beans used as an egg replacement.
•During COVID-19, our culinary team designed and produced Bento boxes using Tritan Renew, a sustainable and food-safe material consisting of up to 50% recycled content, to ensure efficient food services while minimizing the proliferation of single-use packaging.
•The kitchen in our new global headquarters will be outfitted primarily with electric appliances and stocked with green cleaning products from Ecolab and other vendors that meet National Sanitation Foundation and Department of Public Health Standards. Additionally, Bevi Machines will be placed on every floor of our new headquarters to reduce the consumption of canned and bottled beverages.
We are sending our annual report and proxy statement electronically to reduce unnecessary paper usage. Physical copies of our annual report and proxy statement are printed on recycled paper.
Privacy and Data Protection
At Asana, we believe privacy and data protection are fundamental in maintaining and building trust with our customers. We take a global approach to how we think about and implement privacy. To that end, we made the decision to roll out data subject rights afforded by the General Data Protection Regulation (GDPR) globally to all customers and users, not just to those located in the European Union.
We also have a Data Protection Officer who is responsible for overseeing compliance with global privacy laws and addressing customer data protection and privacy inquiries. To help our customers meet requirements under GDPR and the California Consumer Privacy Act (CCPA), we provide commitments to our customers in our contracts and publicly on our website.
Our customers run their business on Asana. This is why it is essential that their data remains secure against the ever-changing landscape of security threats. We have made—and continue to make—significant investments in our security program, including launching two-factor authentication for our customers.
Asana undergoes routine security assessments on every part of our product and infrastructure to identify gaps before others do. We have a public bug bounty and vulnerability disclosure program to incentivize security researchers to report security vulnerabilities to us quickly. Asana completes an annual SOC 2 Type II audit and is ISO 27001 certified, which ensures that our security program is running as intended.
Code of Conduct and Ethics
At Asana, we want to make sure that all Asanas not only feel a sense of belonging, but also thrive in a work environment that is ethical and respectful towards employees, candidates, board members, contractors, customers, vendors, and all beings. Simply put, we want all members of the Asana community to do the right thing when interacting with each other and our business. To that end, we adopted a Code of Conduct and Ethics that applies to all of our employees, contractors, officers, and directors. Our Code of Conduct and Ethics contains guidelines for what doing the right thing looks like at Asana, how to conduct our business with the highest standards for integrity and respect, avoiding actual or apparent conflicts of interest, complying with the law and Asana’s policies, and what to do if a potential violation occurs. We also encourage our employees

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to report suspected policy violations through our anonymous Ethics and Compliance Hotline. Our Code of Conduct and Ethics is available on our Investor Relations website.

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PROPOSAL NO. 1
Election of Directors
Our Board of Directors is currently comprised of seven members. In accordance with our amended and restated certificate of incorporation, our Board of Directors is divided into three staggered classes of directors. At the Annual Meeting, three Class I directors will be elected for a three-year term to succeed the same class whose term is then expiring.
Each director’s term continues until the election and qualification of his or her successor, or such director’s earlier death, resignation, or removal. Any increase or decrease in the number of directors will be distributed among the three classes so that, as nearly as possible, each class will consist of one-third of our directors. This classification of our Board of Directors may have the effect of delaying or preventing changes in control of our company.
Nominees
Our Nominating and Corporate Governance Committee has recommended, and our Board of Directors has approved, Sydney Carey, Matt Cohler, and Dustin Moskovitz, as nominees for election as Class I directors at the Annual Meeting. If elected, each of Ms. Carey and Messrs. Cohler and Moskovitz will serve as Class I directors until our 2024 annual meeting of stockholders and until their successors are duly elected and qualified. Each of the nominees is currently a director of our company. For information concerning the nominees, please see the section titled “Board of Directors and Corporate Governance.”
If you are a stockholder of record and you sign your proxy card or vote by telephone or over the Internet but do not give instructions with respect to the voting of directors, your shares will be voted “For” the election of Ms. Carey and Messrs. Cohler and Moskovitz. We expect that each of Ms. Carey and Messrs. Cohler and Moskovitz will accept such nomination; however, in the event that a director nominee is unable or declines to serve as a director at the time of the Annual Meeting, the proxies will be voted for any nominee designated by our Board of Directors to fill such vacancy. If you are a street name stockholder and you do not give voting instructions to your broker, bank, or other nominee, your broker, bank, or other nominee will leave your shares unvoted on this matter.
Vote Required
The election of directors requires a plurality of the voting power of the shares of our common stock present in person or by proxy and entitled to vote at the Annual Meeting to be approved. Broker non-votes will have no effect on this proposal.
THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” EACH OF THE NOMINEES NAMED ABOVE.

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PROPOSAL NO. 2
Ratification of Appointment of Independent Registered Public Accounting Firm
Our Audit Committee has appointed PricewaterhouseCoopers LLP, or PwC, independent registered public accountants, to audit our consolidated financial statements for our fiscal year ending January 31, 2022. During our fiscal year ended January 31, 2021, PwC served as our independent registered public accounting firm.
Notwithstanding the appointment of PwC and even if our stockholders ratify the appointment, our Audit Committee, in its discretion, may appoint another independent registered public accounting firm at any time during our fiscal year if our Audit Committee believes that such a change would be in the best interests of our company and our stockholders. At the Annual Meeting, our stockholders are being asked to ratify the appointment of PwC as our independent registered public accounting firm for our fiscal year ending January 31, 2022. Our Audit Committee is submitting the appointment of PwC to our stockholders because we value our stockholders’ views on our independent registered public accounting firm and as a matter of good corporate governance. Representatives of PwC will be present at the Annual Meeting, and they will have an opportunity to make a statement and will be available to respond to appropriate questions from our stockholders.
If our stockholders do not ratify the appointment of PwC, our Audit Committee may reconsider the appointment.
Fees Paid to the Independent Registered Public Accounting Firm
The following table presents fees for professional audit services and other services rendered to our company by PwC for our fiscal years ended January 31, 2020 and 2021.

	Fiscal Year
	2021	2020

Audit Fees(1)	$3,013,529	$1,290,454
Tax Fees(2)	$403,932	$51,133
All Other Fees(3)	$2,700	$2,707
Total Fees	$3,420,161	$1,344,294
(1)Audit fees consist of professional services provided in connection with the audit of our annual consolidated financial statements and the review of our unaudited quarterly consolidated financial statements. The fees for fiscal year 2020 and fiscal year 2021 included services in connection with our direct listing.
(2)Tax Fees consist of fees for professional services for tax compliance, tax advice and tax planning. These services include consultation on tax matters and assistance regarding federal, state, and international tax compliance.
(3)All Other Fees consist of aggregate fees billed for products and services provided by the independent registered public accounting firm other than those disclosed above, which include subscription fees paid for access to online accounting research software applications and data and permissible advisory services.

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Auditor Independence
Pursuant to its charter and the policy described further below, our Audit Committee pre-approves audit and non-audit services rendered by our independent registered public accounting firm, PwC. Our Audit Committee has determined that the rendering of non-audit services by PwC is compatible with maintaining the independence of PwC.
Audit Committee Policy on Pre-Approval of Audit and Permissible Non-Audit Services of Independent Registered Public Accounting Firm
Our Audit Committee has established a policy governing our use of the services of our independent registered public accounting firm. Under this policy, our Audit Committee is required to pre-approve all audit and non-audit services performed by our independent registered public accounting firm in order to ensure that the provision of such services does not impair the public accountants’ independence. All services rendered by PwC for our fiscal years ended January 31, 2020 and 2021 were pre-approved by our Audit Committee.
Vote Required
The ratification of the appointment of PwC as our independent registered public accounting firm requires the affirmative vote of a majority of the voting power of the shares of our common stock present in person or by proxy at the Annual Meeting and entitled to vote thereon. Abstentions will have the effect of a vote “Against” the proposal and broker non-votes will have no effect.
THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE RATIFICATION OF THE APPOINTMENT OF PRICEWATERHOUSECOOPERS LLP.

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Report of the Audit Committee
The Audit Committee is a committee of the Board of Directors comprised solely of independent directors as required by the listing standards of The New York Stock Exchange and rules and regulations of the Securities and Exchange Commission, or the SEC. The Audit Committee operates under a written charter approved by the Board of Directors, which is available on the Company’s website at https://investors.asana.com/governance/governance-documents. The composition of the Audit Committee, the attributes of its members, and the responsibilities of the Audit Committee, as reflected in its charter, are intended to be in accordance with applicable requirements for corporate audit committees. The Audit Committee reviews and assesses the adequacy of its charter and the Audit Committee’s performance on an annual basis.
With respect to the Company’s financial reporting process, the management of the Company is responsible for (1) establishing and maintaining internal controls and (2) preparing the Company’s consolidated financial statements. The Company’s independent registered public accounting firm, PricewaterhouseCoopers, or PwC, is responsible for performing an independent audit of the Company’s consolidated financial statements in accordance with the auditing standards of the Public Company Accounting Oversight Board (United States) and to issue a report thereon. It is the responsibility of the Audit Committee to oversee these activities. It is not the responsibility of the Audit Committee to prepare the Company’s financial statements. These are the fundamental responsibilities of management. In the performance of its oversight function, the Audit Committee has:
•reviewed and discussed the audited financial statements with management and PwC;
•discussed with PwC the matters required to be discussed by the statement on Auditing Standards No. 1301, Communications with Audit Committees, as adopted by the Public Company Accounting Oversight Board; and
•reviewed the written communication provided from PwC required by applicable requirements of the Public Company Accounting Oversight Board regarding the independent accountant’s communications with the Audit Committee concerning independence, and has discussed with PwC its independence.
Based on the Audit Committee’s review and discussions with management and PwC, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in the Annual Report on Form 10-K for the fiscal year ended January 31, 2021 for filing with the Securities and Exchange Commission.
Respectfully submitted by the members of the Audit Committee of the Board of Directors:
Sydney Carey (Chair)
Matthew Cohler
Lorrie Norrington
This report of the Audit Committee is required by the SEC and, in accordance with the SEC’s rules, will not be deemed to be part of or incorporated by reference by any general statement incorporating by reference this proxy statement into any filing under the Securities Act of 1933, as amended (“Securities Act”), or under the Securities Exchange Act of 1934, as amended (“Exchange Act”), except to the extent that we specifically incorporate this information by reference, and will not otherwise be deemed “soliciting material” or “filed” under either the Securities Act or the Exchange Act.

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Executive Officers
The following table identifies certain information about our executive officers as of March 31, 2021. Our executive officers are appointed by, and serve at the discretion of, our Board of Directors. There are no family relationships among any of our directors or executive officers.

Name	Age	Position

Dustin Moskovitz	36	President, Chief Executive Officer, and Chair of the Board
Chris Farinacci	52	Chief Operating Officer
Eleanor Lacey	53	General Counsel and Corporate Secretary
Tim Wan	50	Chief Financial Officer
Dustin Moskovitz. Dustin Moskovitz co-founded Asana and has served as a member of our Board of Directors since December 2008, as our Chief Executive Officer since October 2010, as our President since February 2019, and as our Chair since December 2019. Previously, Mr. Moskovitz served as our Chief Financial Officer from February 2009 to January 2017, and as our Secretary from February 2009 to October 2017. Prior to Asana, Mr. Moskovitz co-founded Facebook, Inc., a social media and networking company, and from February 2004 to November 2008, he served in a variety of senior roles, including Chief Technology Officer and Vice President of Engineering. Mr. Moskovitz attended Harvard University where he studied economics.
Chris Farinacci. Chris Farinacci has served as our Chief Operating Officer since September 2015. Prior to joining Asana, Mr. Farinacci served as Senior Director of Marketing for Google for Work and Google for Education, Alphabet Inc.’s enterprise and education businesses, from January 2011 to September 2015. From May 2009 to December 2010, Mr. Farinacci served as Chief Marketing Officer at Hara Software, Inc., an environmental and energy management software company. Prior to that, he served as Vice President, Application Marketing at Oracle Corporation, a provider of business software, from October 2007 until April 2009. Mr. Farinacci holds a B.S. in mechanical engineering from The Ohio State University.
Eleanor Lacey. Eleanor Lacey has served as our General Counsel since July 2019 and as our Corporate Secretary since September 2019. Prior to joining Asana, from November 2016 to July 2019, Ms. Lacey was with Sophos, Inc., an affiliated entity of Sophos Group plc, a security software and hardware company, most recently serving as Executive Vice President and Chief Legal Officer, and served as Group Company Secretary at Sophos Group plc. From July 2012 to November 2016, Ms. Lacey led the legal department of SurveyMonkey, Inc., an affiliated entity of SVMK Inc., a SaaS survey company, serving as Vice President, General Counsel, and Corporate Secretary from July 2012 to August 2016, and as Senior Vice President, General Counsel, and Corporate Secretary from August 2016 to November 2016. Ms. Lacey holds a B.A. in English literature and history from the University of Massachusetts, Amherst and a J.D. from Yale Law School.
Tim Wan. Tim Wan has served as our Chief Financial Officer since January 2017, and he previously served as our Secretary from May 2018 to September 2019. Prior to joining Asana, Mr. Wan served as the Chief Financial Officer of Apigee Corporation, an API platform technology company, from March 2015 to January 2017. From June 2000 to February 2015, Mr. Wan served in a variety of senior roles at RealNetworks, Inc., a digital media and applications company, including as Senior Vice President, Chief Financial Officer, and Treasurer from April 2012 to February 2015, Vice President, Finance from September 2009 to April 2012, and various leadership positions from June 2000 to August 2009. Additionally, Mr.

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Wan has served on the board of directors of RealNetworks, Inc. since December 2019. Mr. Wan holds a B.A. in economics from the University of California, Los Angeles and an M.B.A. from the University of Southern California.

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Executive Compensation
We became a public company in September 2020, and we are an “emerging growth company” under applicable federal securities laws and therefore permitted to take advantage of certain reduced public company reporting requirements. As an emerging growth company, we provide in this proxy statement the scaled disclosure permitted under the Jumpstart Our Business Startups Act of 2012, including certain executive compensation disclosures required of a “smaller reporting company,” as that term is defined in Rule 12b-2 promulgated under the Exchange Act. In addition, as an emerging growth company, we are not required to conduct votes seeking approval, on an advisory basis, of the compensation of our named executive officers or the frequency with which such votes must be conducted. We will remain an emerging growth company until the earliest of (i) the last day of our fiscal year following the fifth anniversary of the completion of our direct listing, (ii) the last day of the first fiscal year in which our annual gross revenue is $1.07 billion or more, (iii) the date on which we have, during the previous rolling three-year period, issued more than $1 billion in non-convertible debt securities, or (iv) the date on which we are deemed to be a “large accelerated filer” as defined in the Exchange Act.
Named Executive Officers
For our fiscal year ended January 31, 2021, or fiscal year 2021, our named executive officers, which consisted of our President and Chief Executive Officer and the two most highly compensated executive officers (other than our President and Chief Executive Officer), were:
Dustin Moskovitz, our President and Chief Executive Officer;
Chris Farinacci, our Chief Operating Officer; and
Tim Wan, our Chief Financial Officer.
Processes and Procedures for Compensation Decisions
Our Compensation Committee is primarily responsible for establishing and reviewing our general compensation strategy. In addition, the Compensation Committee oversees our compensation and benefit plans and policies, administers our equity incentive plans and reviews and approves annually all compensation decisions relating to all of our executive officers, including our Chief Executive Officer. The Compensation Committee considers recommendations from our Chief Executive Officer regarding the compensation of our executive officers, other than himself. Under its charter, our Compensation Committee has the right to retain or obtain the advice of compensation consultants, independent legal counsel, and other advisers.
Summary Compensation Table for Fiscal Year 2021
The following table presents all of the compensation awarded to or earned by or paid to our named executive officers during the fiscal year ended January 31, 2021 and, with respect to Mr. Moskovitz and Mr. Wan, the fiscal year ended January 31, 2020. Mr. Farinacci was not a named executive officer for the fiscal year ended January 31, 2020.

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EXECUTIVE COMPENSATION

Name and Principal Position	Fiscal Year	Salary ($)	Stock Awards(1) ($)	Option Awards(1) ($)	Non-Equity Incentive Plan Compensation ($)	All Other Compensation ($)	Total ($)

Dustin Moskovitz President & Chief Executive Officer	2021	1	—	—	—	—	1
	2020	1	—	—	—	—	1
Chris Farinacci Chief Operating Officer	2021	548,167	2,345,000	—	—	—	2,893,167
Tim Wan Chief Financial Officer	2021	534,250	2,130,600	—	—	—	2,664,850
	2020	333,333	—	414,424	180,600(2)	—	928,357
(1)Amounts reported represent the aggregate grant date fair value of stock awards and stock options granted in each respective fiscal year as determined in accordance with ASC Topic 718. The assumptions used to calculate the grant date value of stock awards and stock options are set forth in the notes to our consolidated financial statements included in our Annual Report on Form 10-K for the fiscal year ended January 31, 2021. These amounts do not reflect the actual economic value that may be realized by our named executive officers.
(2)The amount disclosed represents Mr. Wan’s total performance bonus earned for the fiscal year ended January 31, 2020.
Outstanding Equity Awards at Year-End Table
The following table provides information regarding the outstanding exercisable and unexercisable stock options and unvested restricted stock unit awards held by our named executive officers as of January 31, 2021. The market value for the stock awards was calculated by multiplying the number of shares of our common stock subject to each award by $35.37, which was the closing market price of our common stock on January 29, 2021, the last trading day of fiscal year 2021.

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EXECUTIVE COMPENSATION

		Option Awards				Stock Awards
		Number of Securities Underlying Unexercised Options(2)				Number of Shares that Have Not Vested	Market Value of Shares that Have Not Vested(3) ($)
Name	Grant Date(1)	Exercisable	Unexercisable	Exercise Price ($)	Expiration Date

Dustin Moskovitz	—	—	—	—	—	—	—
Chris Farinacci	02/27/2020(4)	—	—	—	—	142,188	5,029,190
	8/22/2018(5)	206,316	611,948	2.19	8/21/2028	—	—
	9/29/2015(6)	1,338,875	—	0.93	9/28/2025	—	—
Tim Wan	02/27/2020(4)	—	—	—	—	129,188	4,569,380
	4/29/2019(7)	—	27,027	3.70	4/28/2029	—	—
	4/29/2019(7)	—	162,633	3.70	4/28/2029	—	—
	5/03/2017(8)	1,065,899	—	1.60	5/02/2027	—	—
(1)All of the outstanding equity awards were granted under our Amended and Restated 2012 Stock Plan, or the 2012 Plan and are subject to acceleration of vesting as described in “—Employment, Severance, and Change of Control Arrangements” below.
(2)All of the outstanding stock options were immediately exercisable as of the date of grant, with any unvested shares acquired on exercise subject to a right of repurchase in favor of us at the original exercise price that lapses in accordance with the vesting schedule of the related option. Accordingly, the columns and footnotes below reflect the extent to which stock options held by our named executive officers were vested (as opposed to exercisable) as of January 31, 2021.
(3)The amounts represent the number of unvested restricted stock units multiplied by $35.37, which was the closing market price of our common stock on January 29, 2021, the last trading day of fiscal year 2021.
(4)The shares subject to the restricted stock unit award vest in quarterly installments measured from February 27, 2020, subject to the named executive officer’s continuous service with us as of each vesting date. Shares are subject to a two-year holding period following the vesting date and will not be issued or delivered to the named executive officer until the earlier to occur of (1) the second anniversary of the applicable vesting date and (2) a “change in control event” within the meaning of Section 409A of the Code.
(5)The shares subject to the option vest in 48 equal monthly installments measured from August 22, 2018, subject to Mr. Farinacci’s continuous service with us as of each vesting date.
(6)One-fourth of the shares subject to the option vested on September 29, 2016 and the remaining shares subject to the option vested in 36 equal monthly installments measured from September 29, 2016, subject to Mr. Farinacci’s continuous service with us as of each such vesting date.
(7)The shares subject to the option vest in 24 equal monthly installments measured from April 29, 2019, subject to Mr. Wan’s continuous service with us as of each such vesting date.
(8)One-fourth of the shares subject to the option vested on May 3, 2018 and the remaining shares subject to the option vested in 36 equal monthly installments measured from May 3, 2018, subject to Mr. Wan’s continuous service with us as of each such vesting date.
Employment, Severance, and Change of Control Arrangements
OFFER LETTERS AND EMPLOYMENT AGREEMENTS
In connection with our direct listing in September 2020, we entered into confirmatory offer letters with Mr. Moskovitz, Mr. Wan, and Mr. Farinacci. Each of these arrangements provides for at-will employment and generally includes the named

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EXECUTIVE COMPENSATION
executive officer’s base salary at the time of the listing. In addition, each of our named executive officers has executed our standard confidential information and invention assignment agreement.
EXECUTIVE SEVERANCE PLAN
Our named executive officers and certain other executives and key employees participate in our Executive Severance and Change in Control Benefit Plan, or the executive severance plan. Our executive severance plan provides that upon (i) a termination of an eligible participant’s employment with us that is effected by us without “cause,” as defined in the executive severance plan or (ii) a resignation by an eligible participant for “good reason,” as defined in the executive severance plan, or, together, a covered termination, in each case outside of the change in control period (i.e., the period beginning three months prior to the date on which a “change in control,” as defined in the executive severance plan, becomes effective and ending eighteen months following the effective date of such change in control), an eligible participant will be entitled to receive, subject to, among other things, the execution and delivery of an effective release of claims in our favor, (i) a lump sum cash payment equal to one-third of the sum of the eligible participant’s (a) annual base salary and (b) target annual bonus (if applicable) for the year in which the termination date occurs, (ii) a lump sum cash payment equal to four months of our contribution towards health insurance premiums, and (iii) accelerated vesting of certain outstanding and unvested time-based vesting equity awards held by such participant that are subject to a time-based cliff vesting period of one year or more, such that a prorated portion of the shares subject to cliff vesting will accelerate (with such proration calculated based on the number of completed months of employment during the applicable cliff vesting period prior to the covered termination divided by the total number of months during the applicable cliff vesting period). .
The executive severance plan also provides that if a covered termination occurs within the change in control period, the eligible participant will be entitled to receive, in lieu of the payments and benefits above and subject to, among other things, the execution and delivery of an effective release of claims in our favor, (i) a lump sum cash payment equal to the sum of the eligible participant’s (a) annual base salary plus (b) target annual bonus (if applicable), (ii) a lump sum cash payment equal to the eligible participant’s prorated target annual bonus for the year of termination (if applicable), (iii) a lump sum cash payment equal to 12 months of our contribution towards health insurance premiums, and (iv) accelerated vesting of certain outstanding and unvested equity awards held by such participant as to the applicable percentage set forth in the table below for each unvested tranche of shares subject to the equity award, with such accelerated vesting based on the number of years between the date of the covered termination and the date such tranche would have otherwise vested; provided, that any unvested and outstanding equity awards subject to performance conditions will be deemed satisfied at target levels specified in the applicable award agreements.

Number of Years from Covered Termination Date until the Tranche’s Vesting Date	Tranche’s Vesting Percentage for Named Executive Officers

Fewer than 4 years	100%
4-6 years	50%
Greater than 6 years	25%
The payments and benefits provided under the executive severance plan in connection with a change in control may not be eligible for a federal income tax deduction by us pursuant to Section 280G of the Code. These payments and benefits may also subject an eligible participant, including the named executive officers, to an excise tax under Section 4999 of the Code. If the payments or benefits payable in connection with a change in control would be subject to the excise tax imposed under Section 4999 of the Code, then those payments or benefits will be reduced if such reduction would result in a higher net after-tax benefit to the recipient.

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Other Compensation and Benefits
Equity Incentive Plan Compensation
2020 EQUITY INCENTIVE PLAN
Our Board of Directors adopted and our stockholders approved our 2020 Equity Incentive Plan, or 2020 Plan, in August 2020 and the 2020 Plan became effective in connection with our direct listing in September 2020.
Stock Awards. The 2020 Plan provides for the grant of incentive stock options, within the meaning of Section 422 of the Code, or ISOs, nonstatutory stock options, or NSOs, stock appreciation rights, restricted stock awards, RSU awards, performance-based stock awards, and other forms of equity compensation, which are collectively referred to as stock awards. Additionally, the 2020 Plan provides for the grant of performance cash awards. ISOs may be granted only to our employees and to any of our parent or subsidiary corporation’s employees. All other awards may be granted to employees, including officers, and to non-employee directors and consultants of ours and any of our affiliates.
Share Reserve. Subject to specified capitalization adjustments, the aggregate number of shares of our Class A common stock that may be issued pursuant to stock awards under the 2020 Plan will not exceed the sum of (1) 18,000,000 new shares; (2) the number of shares remaining available for issuance under our prior stock plans as of the effective date of the 2020 Plan; and (3) the shares subject to awards outstanding under our prior stock plans that are not issued because such stock awards expire or otherwise terminate without all shares covered by such stock awards having been issued, such stock awards are settled in cash, the shares subject to such stock awards are forfeited back to or repurchased by us prior to vesting, the shares subject to such stock awards are withheld or reacquired to satisfy the exercise, strike, or purchase price or the shares subject to such awards are withheld or reacquired to satisfy a tax withholding obligation. Additionally, the number of shares of our Class A common stock reserved for issuance under the 2020 Plan will automatically increase on the first day of each fiscal year for 10 years, starting February 1, 2021 and ending on and including February 1, 2030, in an amount equal to the least of (1) 5% of the total number of shares of our capital stock outstanding on the last day of the prior fiscal year or (2) a number of shares approved by our Board of Directors.
If a stock award granted under the 2020 Plan expires or otherwise terminates without being exercised in full, or is settled in cash, the shares of our Class A common stock not acquired pursuant to the stock award again will become available for subsequent issuance under the 2020 Plan. In addition, the following types of shares under the 2020 Plan may become available for the grant of new stock awards under the 2020 Plan: (1) shares that are forfeited to or repurchased by us prior to becoming fully vested; (2) shares withheld to satisfy income or employment withholding taxes; or (3) shares used to pay the exercise or purchase price of a stock award. Shares issued under the 2020 Plan may be previously unissued shares or reacquired shares bought by us on the open market.
The maximum number of shares of Class A common stock subject to stock awards granted under the 2020 Plan or otherwise during any one calendar year to any non-employee director, taken together with any cash fees paid by us to such non-employee director during such calendar year for service on the Board of Directors, will not exceed $750,000 in total value (calculating the value of any such stock awards based on the grant date fair value of such stock awards for financial reporting purposes), or, with respect to the calendar year in which a non-employee director is first appointed or elected to our Board of Directors, $1,000,000.
Administration. Our Board of Directors delegated concurrent authority to administer the 2020 Plan to our Compensation Committee (referred to as the plan administrator for purposes of the 2020 Plan. Our Board of Directors may also delegate to one or more of our officers the authority to (1) designate employees (other than other officers) to be recipients of certain stock awards, (2) determine the number of shares of Class A common stock to be subject to such stock awards, and (3)

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specify the other terms and conditions, including the strike price or purchase price and vesting schedule, applicable to such awards. Subject to the terms of the 2020 Plan, the plan administrator, determines recipients, dates of grant, the numbers and types of stock awards to be granted, and the terms and conditions of the stock awards, including the period of their exercisability and the vesting schedule applicable to a stock award. Subject to the limitations set forth below, the plan administrator will also determine the exercise price, strike price, or purchase price of stock awards granted, and the types of consideration to be paid for the stock award.
The plan administrator has the authority to modify outstanding stock awards under our 2020 Plan. Subject to the terms of our 2020 Plan, the plan administrator has the authority, without stockholder approval, to reduce the exercise, purchase, or strike price of any outstanding stock award, cancel any outstanding stock award in exchange for new stock awards, cash, or other consideration, or take any other action that is treated as a repricing under generally accepted accounting principles, with the consent of any adversely affected participant.
Stock Options. ISOs and NSOs are evidenced by stock option agreements adopted by the plan administrator. The plan administrator determines the exercise price for a stock option, within the terms and conditions of the 2020 Plan, provided that the exercise price of a stock option generally cannot be less than 100% of the fair market value of our Class A common stock on the date of grant. Options granted under the 2020 Plan vest at the rate specified by the plan administrator.
The plan administrator determines the term of stock options granted under the 2020 Plan, up to a maximum of 10 years. Unless the terms of an option holder’s stock option agreement provide otherwise, if an option holder’s service relationship with us, or any of our affiliates, ceases for any reason other than cause, the option holder may exercise any vested options at any time prior to the expiration of the applicable option’s maximum term. In the event of a termination for cause, options generally terminate immediately. In no event may an option be exercised beyond the expiration of its term.
Acceptable consideration for the purchase of our Class A common stock issued upon the exercise of a stock option will be determined by the plan administrator and may include (1) cash, check, bank draft, or money order, (2) a broker-assisted cashless exercise, (3) the tender of shares of our Class A common stock previously owned by the option holder, (4) a net exercise of the option if it is an NSO, and (5) other legal consideration approved by the plan administrator.
Unless the plan administrator provides otherwise, options generally are not transferable except by will, the laws of descent and distribution, or pursuant to a domestic relations order. An option holder may designate a beneficiary, however, who may exercise the option following the option holder’s death.
Tax Limitations on ISOs. The aggregate fair market value, determined at the time of grant, of our Class A common stock with respect to ISOs that are exercisable for the first time by an option holder during any calendar year under all of our stock plans may not exceed $100,000. Options or portions thereof that exceed such limit will be treated as NSOs. No ISOs may be granted to any person who, at the time of the grant, owns or is deemed to own stock possessing more than 10% of our total combined voting power or that of any of our parent or subsidiary corporations unless (1) the option exercise price is at least 110% of the fair market value of the stock subject to the option on the date of grant and (2) the term of the ISO does not exceed five years from the date of grant.
Restricted Stock Awards. Restricted stock awards are evidenced by restricted stock award agreements adopted by the plan administrator. Restricted stock awards may be granted in consideration for (1) cash, check, bank draft, or money order, (2) services rendered to us or our affiliates, or (3) any other form of legal consideration. Class A common stock acquired under a restricted stock award may, but need not, be subject to a share repurchase option in our favor in accordance with a vesting schedule as determined by the plan administrator. Rights to acquire shares under a restricted stock award may be transferred only upon such terms and conditions as set by the plan administrator. Except as otherwise provided in the applicable award agreement, restricted stock awards that have not vested will be forfeited upon the participant’s cessation of continuous service for any reason.

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Restricted Stock Unit Awards. RSU awards are evidenced by RSU award agreements adopted by the plan administrator. RSU awards may be granted in consideration for any form of legal consideration or for no consideration. An RSU award may be settled by cash, delivery of stock, a combination of cash and stock as deemed appropriate by the plan administrator, or in any other form of consideration set forth in the RSU award agreement. Additionally, dividend equivalents may be credited in respect of shares covered by an RSU award. Rights under an RSU award may be transferred only upon such terms and conditions as set by the plan administrator. RSU awards may be subject to vesting as determined by the plan administrator. Except as otherwise provided in the applicable award agreement, RSUs that have not vested will be forfeited upon the participant’s cessation of continuous service for any reason.
Stock Appreciation Rights. Stock appreciation rights are evidenced by stock appreciation grant agreements adopted by the plan administrator. The plan administrator determines the strike price for a stock appreciation right, which generally cannot be less than 100% of the fair market value of our Class A common stock on the date of grant. Upon the exercise of a stock appreciation right, we will pay the participant an amount in cash or stock equal to (1) the excess of the per share fair market value of our Class A common stock on the date of exercise over the strike price, multiplied by (2) the number of shares of Class A common stock with respect to which the stock appreciation right is exercised. A stock appreciation right granted under the 2020 Plan vests at the rate specified in the stock appreciation right agreement as determined by the plan administrator.
The plan administrator determines the term of stock appreciation rights granted under the 2020 Plan, up to a maximum of 10 years. Unless the terms of a participant’s stock appreciation right agreement provides otherwise, if a participant’s service relationship with us or any of our affiliates ceases for any reason other than cause, disability, or death, the participant may generally exercise any vested stock appreciation right for a period of three months following the cessation of service. The stock appreciation right term will be further extended in the event that exercise of the stock appreciation right following such a termination of service is prohibited by applicable securities laws. If a participant’s service relationship with us, or any of our affiliates, ceases due to disability or death, or a participant dies within a certain period following cessation of service, the participant or a beneficiary may generally exercise any vested stock appreciation right for a period of 12 months in the event of disability and 18 months in the event of death. In the event of a termination for cause, stock appreciation rights generally terminate immediately upon the occurrence of the event giving rise to the termination of the individual for cause. In no event may a stock appreciation right be exercised beyond the expiration of its term.
Unless the plan administrator provides otherwise, stock appreciation rights generally are not transferable except by will, the laws of descent and distribution, or pursuant to a domestic relations order. A stock appreciation right holder may designate a beneficiary, however, who may exercise the stock appreciation right following the holder’s death.
Performance Awards. Our 2020 Plan permits the grant of performance-based stock and cash awards. The performance goals may be any measure of performance selected by our Board of Directors or a committee thereof for the performance period.
The performance goals may be based on company-wide performance or performance of one or more business units, divisions, affiliates, or business segments, and may be either absolute or relative to the performance of one or more comparable companies or the performance of one or more relevant indices. Unless specified otherwise in the award agreement at the time the award is granted or in such other document setting forth the performance goals at the time the goals are established, we will appropriately make adjustments in the method of calculating the attainment of performance goals as follows: (1) to exclude restructuring and/or other nonrecurring charges; (2) to exclude exchange rate effects; (3) to exclude the effects of changes to generally accepted accounting principles; (4) to exclude the effects of any statutory adjustments to corporate tax rates; (5) to exclude the effects of any items that are unusual in nature or occur infrequently as determined under generally accepted accounting principles; (6) to exclude the dilutive effects of acquisitions or joint ventures; (7) to assume that any business divested by us achieved performance objectives at targeted levels during the balance of a performance period following such divestiture; (8) to exclude the effect of any change in the outstanding shares of our Class A common stock by reason of any stock dividend or split, stock repurchase, reorganization, recapitalization,

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merger, consolidation, spin-off, combination, or exchange of shares or other similar corporate change, or any distributions to Class A common stockholders other than regular cash dividends; (9) to exclude the effects of stock-based compensation and the award of bonuses under our bonus plans; (10) to exclude costs incurred in connection with potential acquisitions or divestitures that are required to be expensed under generally accepted accounting principles; and (11) to exclude the goodwill and intangible asset impairment charges that are required to be recorded under generally accepted accounting principles. In addition, we retain the discretion to adjust or eliminate the compensation or economic benefit due upon attainment of the goals. The performance goals may differ from participant to participant and from award to award.
Other Stock Awards. The plan administrator may grant other awards based in whole or in part by reference to our Class A common stock. The plan administrator will set the number of shares under the stock award and all other terms and conditions of such awards.
Changes to Capital Structure. In the event that there is a specified type of change in our capital structure, such as a stock split or recapitalization, appropriate adjustments will be made to (1) the class and maximum number of shares reserved for issuance under the 2020 Plan, (2) the class and maximum number of shares by which the share reserve may increase automatically each year, (3) the class and number of shares that may be issued upon the exercise of ISOs, and (4) the class and number of shares and exercise price, strike price, or purchase price, if applicable, of all outstanding stock awards.
Corporate Transactions. In the event of certain specified significant corporate transactions, any surviving corporation or acquiring corporation (or its parent company) may assume or continue any or all awards outstanding under the 2020 Plan or may substitute similar awards for awards outstanding under the 2020 Plan. For the purposes of the 2020 Plan, an award will be considered assumed, continued or substituted if, following the corporate transaction, the award confers the right to purchase or receive, for each share subject to the award immediately prior to the corporate transaction, the consideration (whether stock, cash, or other property) received in the corporate transaction by holders of shares for each share of Class A common stock held on the effective time of such transaction (and if holders were offered a choice of consideration, the type of consideration chosen by the holders of a majority of the outstanding shares of Class A common stock). The terms of any assumption, continuation, or substitution will otherwise be set by our Board of Directors.
In the event of a corporate transaction in which the surviving corporation or acquiring corporation (or its parent company) does not assume or continue outstanding awards or substitute similar awards for awards outstanding under the 2020 Plan, then with respect to awards that have not been assumed, continued, or substituted and that are held by holders whose service has not terminated prior to the effective time of the corporate transaction, the vesting of such awards (and, with respect to options and stock appreciation rights, the time when such awards may be exercised) will be accelerated in full to a date prior to the effective time of such corporate transaction (contingent upon the effectiveness of the corporate transaction) as our Board of Directors determines (or, if the Board of Directors does not determine such a date, to the date that is five days prior to the effective time of the corporate transaction) and such awards, plus any outstanding awards held by holders who are not current service providers, will (1) terminate if not exercised (if applicable) prior to the effective time of the corporate transaction and (2) holders will have the right to receive a payment, in such form as may be determined by our Board of Directors, equal in value, at the effective time, to the excess, if any, of (a) the value of the property the holder would have received upon exercise of the award, over (b) any exercise price payable by the holder in connection with such exercise. With respect to the vesting of performance awards that will accelerate upon the occurrence of a corporate transaction and that have multiple vesting levels depending on the level of performance, unless otherwise provided in the award agreement, the vesting of such performance awards will accelerate at 100% of the target level upon the occurrence of the corporate transaction.
Under the 2020 Plan, a significant corporate transaction is generally the consummation of (1) a sale or other disposition of all or substantially all of our consolidated assets, (2) a sale or other disposition of at least 50% of our outstanding securities, (3) a merger, consolidation, or similar transaction following which we are not the surviving corporation, or (4) a merger, consolidation, or similar transaction following which we are the surviving corporation but the shares of our Class A common

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stock outstanding immediately prior to such transaction are converted or exchanged into other property by virtue of the transaction.
Change in Control. The plan administrator may provide, in an individual award agreement or in any other written agreement between a participant and us, that the stock award will be subject to additional acceleration of vesting and exercisability or settlement in the event of a change in control. Under the 2020 Plan, a change in control is generally (1) the acquisition by a person or entity of more than 50% of our combined voting power other than by merger, consolidation, or similar transaction, (2) a consummated merger, consolidation, or similar transaction immediately after which our stockholders cease to own more than 50% of the combined voting power of the surviving entity, (3) a consummated sale, lease, or exclusive license or other disposition of all or substantially all of our consolidated assets, and (4) certain dissolutions, liquidations, and changes in the Board of Directors.
Amendment and Termination. Our Board of Directors has the authority to amend, suspend, or terminate our 2020 Plan, provided that such action does not materially impair the existing rights of any participant without such participant’s written consent and provided further that certain types of amendments will require the approval of our stockholders. No ISOs may be granted after the tenth anniversary of the date our Board of Directors adopts our 2020 Plan.
2020 EMPLOYEE STOCK PURCHASE PLAN
Our Board of Directors adopted and our stockholders approved our 2020 Employee Stock Purchase Plan, or ESPP, in August 2020. The ESPP became effective in connection with our direct listing in September 2020. The purpose of the ESPP is to secure the services of new employees, to retain the services of existing employees and to provide incentives for such individuals to exert maximum efforts toward our success and that of our affiliates. The ESPP is intended to qualify as an “employee stock purchase plan” within the meaning of Section 423 of the Code.
Share Reserve. The ESPP authorizes the issuance of 2,000,000 shares of our Class A common stock pursuant to purchase rights granted to our employees or to employees of any of our designated affiliates. The number of shares of our Class A common stock reserved for issuance will automatically increase on the first day of each fiscal year, beginning on February 1, 2021 (assuming the ESPP becomes effective in fiscal year 2021) and ending on and including January 31, 2030, by the lesser of (1) 1% of the total number of shares of our capital stock outstanding on the last day of the calendar month before the date of the automatic increase, and (2) 3,000,000 shares; unless our Board of Directors or Compensation Committee determines prior to the date of the increase that there will be a lesser increase, or no increase.
Administration. Our Board of Directors delegated concurrent authority to administer the ESPP to our Compensation Committee. The ESPP is implemented through a series of offerings under which eligible employees are granted purchase rights to purchase shares of our Class A common stock on specified dates during such offerings. Under the ESPP, we may specify offerings with durations of not more than 27 months, and may specify shorter purchase periods within each offering. Each offering will have one or more purchase dates on which shares of our Class A common stock will be purchased for employees participating in the offering. An offering under the ESPP may be terminated under certain circumstances.
Payroll Deductions. Generally, all regular employees, including executive officers, employed by us or by any of our designated affiliates, may participate in the ESPP and may contribute, normally through payroll deductions, up to 15% of their earnings (as defined in the ESPP) for the purchase of our Class A common stock under the ESPP. Unless otherwise determined by our Board of Directors, Class A common stock will be purchased for the accounts of employees participating in the ESPP at a price per share equal to the lower of (a) 85% of the fair market value of a share of our Class A common stock on the first trading date of an offering or (b) 85% of the fair market value of a share of our Class A common stock on the date of purchase.
Limitations. Employees may have to satisfy one or more of the following service requirements before participating in the ESPP, as determined by our Board of Directors, including: (1) being customarily employed for more than 20 hours per week;

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(2) being customarily employed for more than five months per calendar year; or (3) continuous employment with us or one of our affiliates for a period of time (not to exceed two years). No employee may purchase shares under the ESPP at a rate in excess of $25,000 worth of our Class A common stock based on the fair market value per share of our Class A common stock at the beginning of an offering for each year such a purchase right is outstanding. Finally, no employee will be eligible for the grant of any purchase rights under the ESPP if immediately after such rights are granted, such employee has voting power over 5% or more of our outstanding capital stock measured by vote or value pursuant to Section 424(d) of the Code.
Changes to Capital Structure. In the event that there occurs a change in our capital structure through such actions as a stock split, merger, consolidation, reorganization, recapitalization, reincorporation, stock dividend, dividend in property other than cash, large nonrecurring cash dividend, liquidating dividend, combination of shares, exchange of shares, change in corporate structure or similar transaction, the Board of Directors will make appropriate adjustments to (1) the class and number of shares reserved under the ESPP, (2) the class and number of shares by which the share reserve is to increase automatically each year, (3) the class and number of shares and purchase price of all outstanding purchase rights and ongoing offerings, and (4) the class and number of shares that are subject to purchase limits under ongoing offerings.
Corporate Transactions. In the event of certain significant corporate transactions, including (1) a sale of all or substantially all of our assets, (2) the sale or disposition of more than 50% of our outstanding securities, (3) the consummation of a merger or consolidation where we do not survive the transaction, and (4) the consummation of a merger or consolidation where we do survive the transaction but the shares of our Class A common stock outstanding immediately prior to such transaction are converted or exchanged into other property by virtue of the transaction, any then-outstanding rights to purchase our stock under the ESPP may be assumed, continued or substituted for by any surviving or acquiring entity (or its parent company). If the surviving or acquiring entity (or its parent company) elects not to assume, continue or substitute for such purchase rights, then the participants’ accumulated payroll contributions will be used to purchase shares of our Class A common stock within 10 business days prior to such corporate transaction, and such purchase rights will terminate immediately.
ESPP Amendments, Termination. Our Board of Directors has the authority to amend or terminate our ESPP, provided that except in certain circumstances such amendment or termination may not materially impair any outstanding purchase rights without the holder’s consent. We will obtain stockholder approval of any amendment to our ESPP, as required by applicable law or listing requirements.
AMENDED AND RESTATED 2012 STOCK PLAN
General. Our Board of Directors adopted, and our stockholders approved, the 2012 Plan in July 2012. The 2012 Plan was periodically amended and was most recently amended and restated in May 2020. The 2012 Plan was terminated in connection with our direct listing in September 2020. All outstanding awards granted under the 2012 Plan will remain subject to the terms of the 2012 Plan, but if an award granted under our 2012 Plan is canceled or terminated or otherwise forfeited by a participant, then the number of shares underlying such award will become available for awards under our 2020 Plan.
Type of Awards. The 2012 Plan provided for the grant of incentive stock options, nonstatutory stock options, restricted shares, and RSUs to our employees and employees of any parent or our subsidiary or affiliate companies, our directors, and to consultants engaged by us, any parent, or our subsidiary or affiliate companies; provided that incentive stock options could only be granted to our employees and employees of any parent or our subsidiary companies.
Stock Options. The plan administrator could grant incentive and/or nonstatutory stock options under our 2012 Plan, provided that incentive stock options were only granted to employees. The exercise price of such options generally had to be equal to at least the fair market value of our Class A common stock on the date of grant. The term of an option could not exceed 10 years; provided, however, that an incentive stock option held by a participant who owned more than 10% of the total combined voting power of all classes of our stock, or of certain of our subsidiary corporations, could not have a term in

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excess of five years and must have an exercise price of at least 110% of the fair market value of our Class A common stock on the grant date. The plan administrator has the authority to determine the methods of payment of the exercise price of an option. In addition, the plan administrator determined the vesting schedule applicable to options, together with any vesting acceleration, and the terms of the option agreements for use under our 2012 Plan. After the termination of service of an employee, director, or consultant, the participant may exercise his or her option, to the extent vested, for the period of time stated in his or her option agreement. Generally, if termination is due to death or disability, the option will remain exercisable for 12 months. Options generally terminate immediately upon the termination of the participant for cause. In all other cases, the option will generally remain exercisable for three months following the termination of service. However, in no event may an option be exercised later than the expiration of its term.
Restricted Stock Units. RSUs could be granted under our 2012 Plan. Each RSU granted is a bookkeeping entry representing an amount equal to the fair market value of one share of our Class A common stock. The administrator determined the terms and conditions of RSUs, including the vesting criteria, which could include achievement of specified performance criteria and/or continued service, and the form and timing of payment. The administrator, in its sole discretion, may accelerate the time at which any restrictions will lapse or be removed. The administrator has the authority to determine, in its sole discretion, whether an award will be settled in stock, cash, or a combination of both. The specific terms are set forth in an award agreement.
Plan Administration. Our Board of Directors delegated concurrent authority to administer the 2012 Plan to our Compensation Committee (referred to as the plan administrator for purposes of the 2012 Plan)Under the 2012 Plan, the plan administrator has the authority to, among other things, accelerate the vesting of awards and institute and determine the terms of an option exchange program under which outstanding stock options are exchanged for stock options with a lower exercise price or restricted stock or are amended to decrease the exercise price as a result of a decline in the fair market value of our Class A common stock.
Changes to Capital Structure. In the event of certain corporate events or changes in our capitalization, the plan administrator will make adjustments to one or more of the number and class of shares that may be delivered under the 2012 Plan and/or the number, class, and price of shares covered by each outstanding award.
Dissolution or liquidation. In the event of our dissolution or liquidation, each award will terminate immediately prior to the consummation of such action, unless otherwise determined by the plan administrator.
Corporate Transactions. In the event of (1) a transfer of all or substantially all of our assets, (2) a merger, consolidation, or other capital reorganization or business combination of us with or into another corporation, entity, or person, or (3) the consummation of a transaction, or series of related transactions, in which any person becomes the beneficial owner, directly or indirectly, of more than 50% of our then outstanding capital stock, each outstanding award shall be treated as the plan administrator determines. Such determination may provide that such outstanding awards will be (1) continued if we are the surviving corporation, (2) assumed by the surviving corporation or its parent, (3) substituted by the surviving corporation or its parent for a new award, (4) canceled in exchange for a payment equal to the excess of the fair market value of our shares subject to such award over the exercise price or purchase price paid for such shares, if any, or if such award is “underwater,” canceled for no consideration, or (5) canceled for no consideration.
401(k) PLAN
We maintain a 401(k) plan that provides eligible U.S. employees with an opportunity to save for retirement on a tax advantaged basis. Eligible employees are able to defer compensation up to certain limits imposed by the Code. We have the ability to make matching and discretionary contributions to the 401(k) plan. Currently, we do not make matching contributions or discretionary contributions to the 401(k) plan. The 401(k) plan is intended to be qualified under Section 401(a) of the Code, with the related trust intended to be tax exempt under Section 501(a) of the Code. As a tax-qualified

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retirement plan, any contributions and earnings on those amounts are generally not taxable to a participating employee until withdrawn or distributed from the 401(k) plan.

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Equity Compensation Plan Information
The following table summarizes our equity compensation plan information as of January 31, 2021. Information is included for equity compensation plans approved by our stockholders. We do not have any equity compensation plans not approved by our stockholders.

Plan Category	Class of Common Stock	(a) Number of Securities to be Issued Upon Exercise of Outstanding Options, Warrants and Rights	(b) Weighted Average Exercise Price of Outstanding Options, Warrants and Rights(1)	(c) Number of Securities Remaining Available for Future Issuance Under Equity Compensation Plans (Excluding Securities Reflected in Column (a))

Equity compensation plans approved by security holders	Class A(2)	30,641,623	$2.86	19,884,243
	Class B(3)	54,413	$0.17	—
Equity compensation plans not approved by security holders	—	—	—	—
TOTAL	Class A and Class B	30,696,036		19,884,243
(1)The weighted average exercise price is calculated based solely on outstanding stock options. It does not take into account the shares of our common stock underlying restricted stock units, which have no exercise price.
(2)Includes the following plans: The 2020 Plan and the ESPP. Our 2020 Plan provides that on February 1 of each calendar year, starting on February 1, 2021 through February 1, 2030, the number of shares of Class A common stock reserved for issuance thereunder is automatically increased by a number equal to (i) 5% of the total number of shares of our common stock (both Class A and Class B) outstanding on January 31 of the fiscal year before the date of such automatic increase, or (ii) a lesser number of shares determined by our Board prior to the applicable February 1. Our ESPP provides that on February 1 of each calendar year, starting on February 1, 2021 through February 1, 2030, the number of shares of Class A common stock reserved for issuance thereunder is automatically increased by a number equal to the lesser of (i) 1% of the total number of shares of our common stock (both Class A and Class B) outstanding on January 31 of the fiscal year before the date of such automatic increase, and (ii) 3,000,000 shares; provided that before the date of any such increase, our Board may determine that such increase will be less than the amount set forth in clauses (i) and (ii) or that there will be no increase at all. On February 1, 2021, the number of shares of Class A common stock available for issuance under our 2020 Plan and our ESPP increased by 8,074,005 shares and 1,614,801 shares, respectively, pursuant to these provisions. These increases are not reflected in the table above.
(3)Includes the following plan: 2009 Stock Plan.

Asana	46	2021 Proxy Statement

Security Ownership of Certain Beneficial Owners and Management and Related Stockholder Matters
The following table sets forth information with respect to the beneficial ownership of our capital stock as of March 31, 2021, for:
•each of our named executive officers;
•each of our directors;
•all of our executive officers and directors as a group; and
•each person or group of affiliated persons known by us to beneficially own more than 5% of our Class A or Class B common stock.
We have determined beneficial ownership in accordance with the rules of the SEC, and thus it represents sole or shared voting or investment power with respect to our securities. Unless otherwise indicated below, to our knowledge, the persons and entities named in the table have sole voting and sole investment power with respect to all shares that they beneficially owned, subject to community property laws where applicable.
We have based percentage ownership of our capital stock on 91,502,073 shares of our Class A common stock and 71,785,101 shares of our Class B common stock outstanding on March 31, 2021. We have deemed shares of our common stock subject to options that are currently exercisable or exercisable within 60 days of March 31, 2021 to be outstanding and to be beneficially owned by the person holding the option for the purpose of computing the percentage ownership of that person but have not treated them as outstanding for the purpose of computing the percentage ownership of any other person.
Unless otherwise indicated, the address of each beneficial owner listed below is c/o Asana, Inc., 1550 Bryant Street, Suite 200, San Francisco, California 94103.

Asana	47	2021 Proxy Statement

	Class A Common Stock		Class B Common Stock
Name of Beneficial Owner	Shares	%	Shares	%	% of Total Voting Power†

5% Stockholders
Benchmark Capital Partners VI, L.P.(1)	6,151,616	6.7	—	—	*
Generation IM Climate Solutions Fund II, L.P.(2)	6,251,944	6.8	—	—	*
T. Rowe Price Associates, Inc.(3)	4,547,122	5.0	—	—	*
Directors and Named Executive Officers
Dustin Moskovitz(4)	4,947,046	5.4	50,707,189	70.6	63.3
Chris Farinacci(5)	2,104,995	2.2	—	—	*
Tim Wan(6)	1,475,662	1.6	—	—	*
Justin Rosenstein(7)	1,805,286	2.0	19,724,453	27.5	24.6
Adam D’Angelo(8)	1,078,170	1.2	48,410	*	*
Sydney Carey(9)	50,000	*	—	—	*
Matthew Cohler(10)	6,446,182	7.0	—	—	*
Anne Raimondi(11)	50,000	*	—	—	*
Lorrie Norrington(12)	74,574	*	—	—	*
All directors and executive officers as a group (10 persons)	18,401,774	19.2	70,480,052	98.2	88.9%
*    Represents beneficial ownership of less than 1%.
†    Represents the voting power with respect to all shares of our Class A common stock and Class B common stock, voting together as a single class. Each share of Class A common stock is entitled to one vote per share, and each share of Class B common stock is entitled to 10 votes per share. The Class A common stock and Class B common stock vote together on all matters (including the election of directors) submitted to a vote of stockholders, except under limited circumstances.
(1)Based on information contained in a Form 4 filed with the SEC by Benchmark Capital Partners on behalf of Matthew Cohler on March 16, 2021. The shares of our Class A common stock are held directly by Benchmark Capital Partners VI, L.P., or BCP VI, for itself and as nominee for Benchmark Founders’ Fund VI, L.P. (BFF VI), Benchmark Founders’ Fund VI-B, L.P., or BFF VI-B, and related individuals. Benchmark Capital Management Co. VI, L.L.C., or BCMC VI, the general partner of BCP VI, BFF VI and BFF VI-B, may be deemed to have sole voting and dispositive power over the securities. Matthew R. Cohler, a member of our board of directors, Alexandre Balkanski, Bruce W. Dunlevie, Peter H. Fenton, J. William Gurley, Kevin R. Harvey, Robert C. Kagle, Mitchell H. Lasky, and Steven M. Spurlock are the managing members of BCMC VI, and each of them may be deemed to share voting and dispositive power over the securities held by such entities. Each such person and entity disclaims the existence of a "group" and disclaims beneficial ownership of the securities, except to the extent of such person's or entity's pecuniary interest in such securities. The address for each Benchmark reporting entity is 2965 Woodside Road, Woodside, California 94062. The Form 4 provides information only as of March 12, 2021 and, consequently, the beneficial ownership of the above-mentioned entities may have changed between March 12, 2021 and March 31, 2021.
(2)Based on information contained in a Schedule 13G filed with the SEC by Generation Investment Management LLP, or Generation IM, on February 16, 2021. According to the Schedule 13G, as of December 31, 2020, Generation IM has sole power to vote or direct the vote of and sole power to dispose or direct the disposition of all 6,251,944 shares of our Class A common stock beneficially owned. The address of Generation IM’s principal business office is 20 Air Street, 7th floor, London, United Kingdom W1B 5AN. The Schedule 13G provides information only as of December 31, 2020 and, consequently, the beneficial ownership of the above-mentioned entity may have changed between December 31, 2020 and March 31, 2021.

Asana	48	2021 Proxy Statement

(3)Based on information contained in a Schedule 13G/A filed with the SEC by T. Rowe Price Associates, Inc., or T. Rowe, on January 11, 2021. According to the Schedule 13G/A, as of December 31, 2020, T.Rowe has the sole power to vote or direct the vote of 1,958,330 shares of our Class A common stock and the sole power to dispose or direct the disposition of 4,547,122 shares of our Class A common stock. The address of T. Rowe’s principal business office is 100 E. Pratt Street, Baltimore, MD 21202. The Schedule 13G/A provides information only as of December 31, 2020 and, consequently, the beneficial ownership of the above-mentioned entity may have changed between December 31, 2020 and March 31, 2021.
(4)Consists of (a) 800,000 shares of Class A common stock and 21,395,830 shares of Class B common stock held directly by Mr. Moskovitz, (b) 4,147,046 shares of Class A common stock and 25,017,933 shares of Class B common stock held of record by the Dustin Moskovitz Trust, (c) 2,604,170 shares of Class B common stock held of record by the Dustin Moskovitz Roth IRA, (d) 460,000 shares of Class B common stock held of record by the Justin Rosenstein Trust, and (e) 1,229,256 shares of Class B common stock held of record by the Justin Rosenstein Trust 2. Mr. Moskovitz is the trustee of the Dustin Moskovitz Trust. Therefore, Mr. Moskovitz may be deemed to have voting power and dispositive power over the shares held by the Dustin Moskovitz Trust. Mr. Moskovitz may be deemed to have voting power and dispositive power over the shares held by the Dustin Moskovitz Roth IRA. Mr. Moskovitz is the trustee of the Justin Rosenstein Trust and the Justin Rosenstein Trust 2 and may be deemed to have voting power and dispositive power over the shares held by these trusts. Does not include shares of Class B common stock that are issuable on the maturity dates of senior mandatory convertible promissory notes held by the Dustin Moskovitz Trust.
(5)Consists of 2,104,995 shares of Class A common stock issuable upon the exercise of stock options that are exercisable within 60 days of March 31, 2021, of which 1,565,041 shares are vested as of such date.
(6)Consists of (a) 210,103 shares of Class A common stock held directly by Mr. Wan (b) 1,215,559 shares of Class A common stock issuable upon the exercise of stock options that are exercisable within 60 days of March 31, 2021, of which 1,049,606 shares are vested as of such date, and (c) 50,000 shares of Class A common stock held of record by Mr. Wan’s spouse.
(7)Consists of (a) 1,229,302 shares of Class A common stock and 19,724,453 shares of Class B common stock held directly by Mr. Rosenstein and (b) 575,984 shares of Class A common stock issuable upon the exercise of stock options that are exercisable within 60 days of March 31, 2021, of which 277,184 shares are vested as of such date.
(8)Consists of 1,078,170 shares of Class A common stock and 48,410 shares of Class B common stock held of record by the Adam D’Angelo Revocable Trust Dtd 3/13/08.
(9)Consists of 50,000 shares of Class A common stock, of which 27,084 shares are unvested and subject to repurchase by us.
(10)Consists of (a) 15,169 shares of Class A common stock held directly by Mr. Cohler, (b) 279,397 shares of Class A common stock held by Matthew Cohler’s Family Trust, and (c) based on information contained on a Form 4 filed with the SEC by Benchmark Capital Partners on behalf of Matthew Cohler on March 16, 202, 6,151,616 shares of Class A common stock held directly by Benchmark Capital Partners VI, L.P., or BCP VI, for itself and as nominee for Benchmark Founders’ Fund VI, L.P. (BFF VI), Benchmark Founders’ Fund VI-B, L.P., or BFF VI-B, and related individuals. Benchmark Capital Management Co. VI, L.L.C., or BCMC VI, the general partner of BCP VI, BFF VI and BFF VI-B, may be deemed to have sole voting and dispositive power over the securities. Matthew R. Cohler, a member of our board of directors, Alexandre Balkanski, Bruce W. Dunlevie, Peter H. Fenton, J. William Gurley, Kevin R. Harvey, Robert C. Kagle, Mitchell H. Lasky, and Steven M. Spurlock are the managing members of BCMC VI, and each of them may be deemed to share voting and dispositive power over the securities held by such entities. Each such person and entity disclaims the existence of a "group" and disclaims beneficial ownership of the securities, except to the extent of such person's or entity's pecuniary interest in such securities. The address for each Benchmark reporting entity is 2965 Woodside Road, Woodside, California 94062. The Form 4 provides information only as of March 16, 2021 and, consequently, the beneficial ownership of the above-mentioned entity may have changed between March 16, 2021 and March 31, 2021.
(11)Consists of 50,000 shares of Class A common stock, of which 20,834 shares are unvested and subject to repurchase by us.
(12)Consists of (a) 72,279 shares of Class A common stock held directly by Ms. Norrington, of which 27,084 shares are unvested and subject to repurchase by us and (b) 2,295 shares of Class A common stock held of record by Norrington Advisor Services, LLC.

Asana	49	2021 Proxy Statement

Certain Relationships and Related Person Transactions
Policies and Procedures for Related Person Transactions
We currently have a written related person transaction policy that sets forth our procedures for the identification, review, consideration, and approval or ratification of related person transactions. For purposes of our policy only, a related person transaction is a transaction, arrangement, or relationship, or any series of similar transactions, arrangements, or relationships, in which we and any related person are, were or will be participants and in which the amount involved exceeds $120,000. Transactions involving compensation for services provided to us as an employee or director are not considered related person transactions under this policy. A transaction, arrangement, or relationship in which a related person’s participation is solely due to such related person’s position as a director of an entity that is participating in such transaction, arrangement or relationship would not be considered a related party transaction under this policy. A related person is any executive officer, director, or beneficial owner of more than 5% of any class of our voting securities, including any of their immediate family members and any entity controlled by such persons.
Under the policy, if a transaction has been identified as a related person transaction, including any transaction that was not a related person transaction when originally consummated or any transaction that was not initially identified as a related person transaction prior to consummation, our management must present information regarding the related person transaction to the Audit Committee for review, consideration and approval or ratification. Under the policy, we will collect information that we deem reasonably necessary from each director, executive officer and, to the extent feasible, significant stockholder to enable us to identify any existing or potential related person transactions and to effectuate the terms of the policy.
Certain Related Person Transactions
The following is a summary of transactions since February 1, 2020, to which we have been a participant in which the amount involved exceeded or will exceed $120,000, and in which any of our directors, executive officers, or holders of more than five percent of our capital stock, or any member of the immediate family of the foregoing persons, had or will have a direct or indirect material interest, other than compensation arrangements which are described in the sections titled “Executive Compensation” and “Director Compensation-Non-Employee Director Compensation.”
Senior Mandatory Convertible Promissory Note Financings
In January and June 2020, in each case, after an evaluation by the Board and an independent committee of the Board regarding market terms and other financing options, we issued and sold to the Dustin Moskovitz Trust two unsecured senior mandatory convertible promissory notes for an aggregate principal amount of $450.0 million, collectively referred to as the 2020 Notes. The Dustin Moskovitz Trust is a trust affiliated with Mr. Moskovitz. The 2020 Notes consist of a note that matures on January 30, 2025, or the January Note), and a note that matures on June 26, 2025, or the June Note. Other than principal amount, maturity date, and conversion price and rate, the January Note and June Note are identical. The 2020 Notes accrue interest at a rate of 3.5% per annum, which will compound annually and (other than in connection with our bankruptcy, insolvency, or other similar events) will mandatorily convert into shares of our Class B common stock. On the applicable maturity date, depending on the trading price of our Class A common stock, we will issue a number of shares of our Class B common stock upon mandatory conversion of the applicable 2020 Note within the range set forth in the table

Asana	50	2021 Proxy Statement

BOARD OF DIRECTORS AND CORPORATE GOVERNANCE
below, subject to customary anti-dilution and other adjustments. However, we may convert the applicable 2020 Note in advance of its maturity date, at our option, into a number of shares of our Class B common stock set forth in the table below, subject to customary anti-dilution and other adjustments, if the trading price of our Class A common stock exceeds the applicable initial conversion price per share set forth in the table below (subject to customary anti-dilution and other adjustments in connection with certain extraordinary transactions) for at least 20 trading days in the 30 consecutive trading day period ending on the last trading day of the immediately preceding calendar quarter.
The principal amounts, maturity dates, range of shares potentially issuable at maturity, initial conversion price and shares issuable at maturity for each of the 2020 Notes are presented below:

Name of Security	Aggregate Principal Amount ($)	Maturity Date	Range of Shares Potentially Issuable at Maturity(1)	Initial Conversion Price(1) ($)	Shares Potentially Issuable Prior to Maturity(1)

January Note	300,000,000	01/30/2025	11,282,390-18,051,810	31.58	11,282,390
June Note	150,000,000	06/26/2025	5,730,432-9,168,694	31.09	5,730,432
Total	450,000,000		17,012,822-27,220,504		17,012,822
(1)Subject to customary anti-dilution and other adjustments.

The 2020 Notes are not transferable except to affiliates, contain no financial or restrictive covenants, and are expressly subordinated in right of payment to any of our existing or future secured indebtedness. Consistent with the terms of the 2020 Notes, in April and June 2020, the Dustin Moskovitz Trust entered into subordination agreements with Silicon Valley Bank to confirm the parties’ agreement that the 2020 Notes are subordinated to the five-year $40.0 million secured term loan facility.
Marketing Expenses
As part of our marketing and digital user acquisition strategies, we routinely deploy advertisements on Quora.com, a question and answer website, via a self-serve platform. During fiscal year 2021, we incurred approximately $0.35 million in expenses. Adam D’Angelo, a member of our Board of Directors, is the Chief Executive Officer of Quora.

Asana	51	2021 Proxy Statement

Other Matters
Delinquent Section 16(a) Reports
Section 16(a) of the Exchange Act requires that our executive officers and directors and persons who own more than 10% of our common stock, file reports of ownership and changes of ownership with the SEC. Such directors, executive officers and 10% stockholders are required by SEC regulation to furnish us with copies of all Section 16(a) forms they file.
SEC regulations require us to identify in this proxy statement anyone who filed a required report late during the most recent fiscal year. Based on our review of forms we received, or written representations from reporting persons stating that they were not required to file these forms, we believe that during our fiscal year ended January 31, 2021, all Section 16(a) filing requirements were satisfied on a timely basis, with the exception of a late Form 4 filed by Lorrie Norrington to report certain pro rata distributions to her, for no consideration, of shares of Class A common stock.
Fiscal Year 2021 Annual Report and SEC Filings
Our financial statements for our fiscal year ended January 31, 2021 are included in our Annual Report on Form 10-K, which we will make available to stockholders at the same time as this proxy statement. This proxy statement and our annual report are posted on our website at investors.asana.com and are available from the SEC at its website at www.sec.gov.
A copy of our Annual Report to the Securities and Exchange Commission on Form 10-K for the fiscal year ended January 31, 2021 is available without charge upon written request to Asana, Inc., Attention: Investor Relations, 1550 Bryant Street, Suite 200, San Francisco, CA 94103 or via email to ir@asana.com.
The Board of Directors does not know of any other matters to be presented at the Annual Meeting. If any additional matters are properly presented at the Annual Meeting, the persons named in the enclosed proxy card will have discretion to vote the shares of our common stock they represent in accordance with their own judgment on such matters.
It is important that your shares of our common stock be represented at the Annual Meeting, regardless of the number of shares that you hold. You are, therefore, urged to vote by telephone or by using the Internet as instructed on the enclosed proxy card or execute and return, at your earliest convenience, the enclosed proxy card in the envelope that has also been provided.

The Board of Directors
San Francisco, California
May 3, 2021

Asana	52	2021 Proxy Statement

VOTE BY INTERNET
Before The Meeting - Go to **www.proxyvote.com**

Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. Eastern Time on June 13, 2021. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

During The Meeting - Go to **www.virtualshareholdermeeting.com/ASAN2021**

You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. Eastern Time on June 13, 2021. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

D53351-P57480

KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

ASANA, INC.

The Board of Directors recommends you vote FOR the following:

	For All	Withhold All	For All Except
1. Election of three Class I directors to serve until the 2024 Annual Meeting of Stockholders and until their successors are duly elected and qualified.	☐	☐	☐

To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the number(s) of the nominee(s) on the line below.

____

Nominees:

01) Sydney Carey
02) Matthew Cohler
03) Dustin Moskovitz

The Board of Directors recommends you vote FOR the following proposal:

NOTE: Your proxy holder will also vote on any such other business as may properly come before the meeting or any adjournment thereof.

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:
The Notice, Proxy Statement and Form 10-K are available at www.proxyvote.com.

D53352-P57480

ASANA, INC.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

Annual Meeting of Stockholders
June 14, 2021 2:00 PM PDT

The stockholder(s) hereby appoint(s) Dustin Moskovitz, Tim Wan and Eleanor Lacey, or any of them, as proxies, each with the power to appoint his or her substitute, and hereby authorize(s) them to represent and to vote, as designated on the reverse side of this ballot, all of the shares of common stock of Asana, Inc. that the stockholder(s) is/are entitled to vote at the Annual Meeting of Stockholders to be held at 2:00 PM PDT on June 14, 2021 via a live audio-only webcast on the Internet at www.virtualshareholdermeeting.com/ASAN2021, and any adjournment or postponement thereof.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN. IF NO SUCH DIRECTIONS ARE MADE, THIS PROXY WILL BE VOTED IN ACCORDANCE WITH THE BOARD OF DIRECTORS' RECOMMENDATIONS.

PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY USING THE ENCLOSED REPLY ENVELOPE

CONTINUED AND TO BE SIGNED ON REVERSE SIDE